                                                                   EXHIBIT 10.1

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                       MASTER LOAN AND SECURITY AGREEMENT


                          -----------------------------


                            DATED AS OF MAY 15, 1998

                         ------------------------------


                          CHASTAIN CAPITAL CORPORATION
                                   AS BORROWER


                                       AND


                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                    AS LENDER




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


                                TABLE OF CONTENTS

    RECITALS......................................................................................................1

    SECTION 1   Definitions and Accounting Matters................................................................1
         1.01   Certain Defined Terms.............................................................................1
         1.02   Accounting Terms and Determinations..............................................................16

    SECTION 2   Advances, Note and Prepayments...................................................................16
         2.01   Committed Advances...............................................................................16
         2.02   Committed Advance Notes..........................................................................16
         2.03   Uncommitted Advances.............................................................................17
         2.04   Uncommitted Advance Notes........................................................................17
         2.05   Procedure for Borrowing..........................................................................18
         2.06   Repayment of Advances; Interest..................................................................20
         2.07   Limitation on Types of Advances; Illegality......................................................20
         2.08   Conversion and Continuation Options..............................................................20
         2.09   Determination of Borrowing Base; Mandatory Prepayments or Pledge.................................21
         2.10   Optional Prepayments.............................................................................21
         2.11   Requirements of Law..............................................................................22
         2.12   Purpose of Advances..............................................................................23
         2.13   Taxes............................................................................................23
         2.14   Extension of Termination Date....................................................................24
         2.15   Processing Fees..................................................................................24
         2.16   Class Conversion.................................................................................24

    SECTION 3   Payments; Computations; Etc......................................................................25
         3.01   Payments.........................................................................................25
         3.02   Computations.....................................................................................25

    SECTION 4   Collateral Security..............................................................................25
         4.01   Collateral; Security Interest....................................................................25
         4.02   Further Documentation............................................................................27
         4.03   Changes in Locations, Name, etc..................................................................27
         4.04   Lender's Appointment as Attorney-in-Fact.........................................................27
         4.05   Performance by Lender of Borrower's Obligations..................................................28
         4.06   Proceeds.........................................................................................28
         4.07   Remedies.........................................................................................29
         4.08   Limitation on Duties Regarding Presentation of Collateral........................................29
         4.09   Powers Coupled with an Interest..................................................................30
         4.10   Release of Security Interest.....................................................................30

    SECTION 5   Conditions Precedent.............................................................................30
         5.01   Initial Advance..................................................................................30
         5.02   Initial and Subsequent Advances..................................................................32

    SECTION 6   Representations and Warranties...................................................................34
         6.01   Financial Condition..............................................................................34
         6.02   No Change........................................................................................34


         6.03   Corporate Existence; Compliance with Law.........................................................34
         6.04   Corporate Power; Authorization; Enforceable Obligations..........................................34
         6.05   No Legal Bar.....................................................................................35
         6.06   No Material Litigation...........................................................................35
         6.07   No Default.......................................................................................35
         6.08   Collateral; Collateral Security..................................................................35
         6.09   Chief Executive Office...........................................................................36
         6.10   Location of Books and Records....................................................................36
         6.11   No Burdensome Restrictions.......................................................................36
         6.12   Taxes............................................................................................36
         6.13   Margin Regulations...............................................................................36
         6.14   Investment Company Act; Other Regulations........................................................36
         6.15   Subsidiaries.....................................................................................37
         6.16   Assets...........................................................................................37
         6.17   No Adverse Selection.............................................................................37
         6.18   Borrower Solvent; Fraudulent Conveyance..........................................................37
         6.19   ERISA............................................................................................37
         6.20   True and Complete Disclosure.....................................................................37
         6.21   True Sales.......................................................................................37
         6.22   Tangible Net Worth...............................................................................38

    SECTION 7   Covenants of the Borrower........................................................................38
         7.01   Financial Statements.............................................................................38
         7.02   Existence, Etc...................................................................................38
         7.03   Maintenance of Property; Insurance...............................................................39
         7.04   Notices..........................................................................................39
         7.05   Other Information................................................................................40
         7.06   Further Identification of Collateral.............................................................40
         7.07   Asset Determined to be Defective.................................................................40
         7.08   Reports..........................................................................................40
         7.09   Borrowing Base Certificates......................................................................40
         7.10   Financial Condition Covenants....................................................................40
         7.11   Borrowing Base Deficiency........................................................................41
         7.12   Prohibition of Fundamental Changes...............................................................41
         7.13   Limitation on Liens on Collateral................................................................41
         7.14   Limitation on Sale or Other Disposition of Collateral............................................41
         7.15   Limitation on Transactions with Affiliates.......................................................41
         7.16   Underwriting Guidelines..........................................................................41
         7.17   Limitations on Modifications, Waivers and Extensions of Asset Documents..........................41
         7.18   Servicing........................................................................................42
         7.19   Limitation on Distributions......................................................................42
         7.20   Use of Proceeds..................................................................................42
         7.21   Selection of Collateral..........................................................................42

    SECTION 8   Events of Default................................................................................42

    SECTION 9   Remedies Upon Default............................................................................45


    SECTION 10   No Duty of Lender...............................................................................45

    SECTION 11   Miscellaneous...................................................................................46
         11.01   Waiver..........................................................................................46
         11.02   Notices.........................................................................................46
         11.03   Indemnification and Expenses....................................................................46
         11.04   Amendments......................................................................................47
         11.05   Successors and Assigns..........................................................................47
         11.06   Survival........................................................................................47
         11.07   Captions........................................................................................47
         11.08   Counterparts....................................................................................47
         11.09   Governing Law; etc..............................................................................47
         11.10   Submission to Jurisdiction; Waivers.............................................................47
         11.11   Waiver of Jury Trial............................................................................48
         11.12   Acknowledgments.................................................................................48
         11.13   Hypothecation and Pledge of Collateral..........................................................48
         11.14   Assignments.....................................................................................49
         11.15   Servicing.......................................................................................49
         11.16   Periodic Due Diligence Review...................................................................50
         11.17   Set-Off.........................................................................................50
         11.18   Confidentiality.................................................................................50


SCHEDULES

         SCHEDULE 1        Eligibility Criteria re: First Mortgage Loans

         SCHEDULE 2        Eligibility Criteria re: Mezzanine Loans

         SCHEDULE 3        Eligibility Criteria re: REO Property

         SCHEDULE 4        Eligibility Criteria re: Second Mortgage Loans

         SCHEDULE 5        Eligibility Criteria re: Securities

         SCHEDULE 6        Filing Jurisdictions and Offices

         SCHEDULE 7        Subsidiaries


EXHIBITS

         EXHIBIT A-1       Form of Committed Advance Note

         EXHIBIT A-2       Form of Uncommitted Advance Note

         EXHIBIT B         Form of Custodial Agreement

         EXHIBIT C         Form of Opinion of Counsel to Borrower

         EXHIBIT D         Form of Notice of Borrowing and Pledge

         EXHIBIT E         Underwriting Guidelines

         EXHIBIT F         Intentionally Omitted

         EXHIBIT G         Form of Borrowing Base Certificate

                                                                  EXECUTION COPY

                       MASTER LOAN AND SECURITY AGREEMENT

     MASTER LOAN AND SECURITY AGREEMENT, dated as of May 15, 1998, between CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation (the "Lender").

                                    RECITALS

     The Borrower wishes to obtain financing from time to time to provide interim funding for the origination and acquisition of certain First Mortgage Loans (as defined herein), Mezzanine Loans (as defined herein), REO Property (as defined herein), Second Mortgage Loans (as defined herein) and Securities (as defined herein) (each an "Asset", collectively, the "Assets"), some of which Assets are to be sold or contributed by the Borrower to one or more trusts or other entities to be sponsored by the Borrower or an Affiliate (as defined herein) thereof, or to third-parties with the consent of the Lender, and which Assets shall secure Advances (as defined herein) to be made by the Lender hereunder.

     The Lender has agreed, subject to the terms and conditions of this Loan Agreement (as defined herein), to provide such financing to the Borrower, with a portion of the proceeds of the sale of all mortgage-backed securities issued by any such trust or other entity, together with a portion of the proceeds of any permitted whole loan sales, together with other funds and assets of the Borrower, if necessary, being used to repay any Advances made hereunder as more particularly described herein.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1 Definitions and Accounting Matters.

     1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):

     "Accepted Servicing Practices" shall have the meaning assigned thereto in
Section 11.15(a) hereof.

     "Advance" shall mean the collective reference of the Committed Advances and the Uncommitted Advances of any Type.

     "Advisory Agreement" shall mean the existing advisory agreement between the Borrower and ERE Yarmouth, Inc.

     "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or
(b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Applicable Collateral Percentage"  shall mean:

     (a) for each First Mortgage Loan, the corresponding percentage set forth below:

                      Class of Advance    Percentage
                      ------------------  ----------
                      Class M-1              80%
                      Class M-2              90%
                      Class M-3              95%

     (b) for each Security, the corresponding percentage set forth below:

                Rating                                Percentage
                ------------------------------------  ----------
                BB Rated                                 80%
                B Rated                                  65%
                Unrated                                   0%
                IO Securities (Rated BBB- or higher)     70%


     (c) for each Mezzanine Loan and Second Mortgage Loan, 60%; and

     (d) for REO Property, 75%.

     "Applicable Margin" shall mean, for each Type of Advance, the corresponding percentage set forth below:

      Class of Advance   LIBOR Advance                Base Rate Advance
     ------------------  -------------  ---------------------------------------------

     Class M-1 Advance       .70%       0%(.70% if Base Rate is determined by
                                        reference to clause (ii) of the definition
                                        thereof)

     Class M-2 Advance       .80%       0%(.80% if Base Rate is determined by
                                        reference to clause (ii) of the definition
                                        thereof)

     Class M-3 Advance       .85%       0%(.85% if Base Rate is determined by
                                        reference to clause (ii) of the definition
                                        thereof)

     Class ML Advance        .80%       0%(.80% if Base Rate is determined by

                                        reference to clause (ii) of the definition thereof)

     Class RE Advance        .80%       0%(.80% if Base Rate is determined by
                                        reference to clause (ii) of the definition
                                        thereof)

     Class S-B Advance       .80%       0%(.80% if Base Rate is determined by
                                        reference to clause (ii) of the definition
                                        thereof)


     Class S-BB Advance      .80%       0%(.80% if Base Rate is determined by
                                        reference to clause (ii) of the definition
                                        thereof)

     Class S-IO Advance      .80%       0%(.80% if Base Rate is determined by
                                        reference to clause (ii) of the definition
                                        thereof)




     "Appraised Value" shall mean the value set forth in the appraisal obtained by the Borrower in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

     "Asset" shall have the meaning provided in the recitals hereof.

     "Asset Documents" shall mean, with respect to an Asset, the documents comprising the Asset File for such Asset.

     "Asset File" shall have the meaning assigned thereto in the Custodial Agreement.

     "Asset Schedule" shall have the meaning assigned thereto in the Custodial Agreement.

     "Asset Schedule and Exception Report" shall mean the asset schedule and exception report prepared by the Custodian pursuant to the Custodial Agreement.

     "Asset Tape" shall mean a computer-readable magnetic tape containing the information with respect to each Asset, to be delivered by the Borrower to the Lender pursuant to the Asset Schedule.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

     "Base Rate" shall mean the higher of (i) the Lender's Prime Rate and (ii) the Federal Funds Rate plus .50%.

     "Base Rate Advance" shall mean any Advance designated to accrue interest at the Base Rate.

     "Borrower" shall have the meaning provided in the heading hereof.

     "Borrowing Base" shall mean the aggregate Collateral Value of all Eligible Assets, provided that:

           (i) the aggregate principal amount of all Advances relating to Securities may not at any one time exceed $115,000,000;

           (ii) if more than $50,000,000 of Advances relating to Securities are outstanding, the aggregate principal amount of all Advances relating to Securities may not at any one time exceed 50% of the aggregate outstanding amount of Advances;

           (iii) the aggregate principal amount of all Advances relating to Mezzanine Loans and Second Mortgage Loans may not at any one time exceed $85,000,000;

           (iv) the aggregate principal amount of all Advances relating to REO Property may not at any one time exceed $150,000,000;

           (v) the aggregate principal amount of all Advances relating to Mezzanine Loans, REO Property, Securities and Second Mortgage Loans may not at any one time exceed $300,000,000;

           (vi) no more than 20% of the Borrowing Base may consist of First Mortgage Loans with either an LTV in excess of 80% or a Debt Service Coverage Ratio less than 1.15 to 1.00;

           (vii) no more than 15% of the First Mortgage Loans may be located in any one zip code area and no more than 25% of the First Mortgage Loans many be located in any one state, with the exception of California, in which case no more than 25% of the First Mortgage Loans may be located in each of northern and southern California, respectively;

           (viii) no single First Mortgage Loan balance may exceed $25,000,000;

           (ix) no single Asset may have a Market Value in excess of 30% of the Borrowing Base; and

           (x)    the Collateral Value shall be zero for each Eligible Asset

      (but only so long as such condition set forth below shall be continuing unless waived by the Lender):

                  (A) in respect of which the eligibility criteria set forth on
            Schedules 1 through 5 (as corresponds to the Asset) are not satisfied in all material respects;

                  (B) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 30 days (without regard to any applicable grace periods);

                  (C) which has been released from the possession of the
            Custodian under the Custodial Agreement to any Person other than the Lender or its bailee for a period in excess of fourteen (14) days;

                  (D) in the case of a First Mortgage Loan, which has an LTV greater than 90% or a Debt Service Coverage Ratio of less than 1.05; or

                  (E) in the case of a Wet-Ink Mortgage Loan, for which the
            Lender has not received a Trust Receipt and an Asset Schedule and Exception Report without any Material Exceptions from the Custodian within four (4) Business Days following the Funding Date.

     "Borrowing Base Certificate" shall mean a certificate substantially in the form of Exhibit G, containing, from time to time, the Borrowing Base of the Borrower.

     "Borrowing Base Deficiency" shall have the meaning provided in Section
2.09 hereof.

     "Business Day" shall mean any day other than (i) a Saturday or Sunday or
(ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

     "Class M-1 Advance" shall mean an Advance secured by a pledge of Eligible First Mortgage Loans designated by the Borrower to apply the Applicable Collateral Percentage and Applicable Margin for category M-1.

     "Class M-2 Advance" shall mean an Advance secured by a pledge of Eligible First Mortgage Loans designated by the Borrower to apply the Applicable Collateral Percentage and Applicable Margin for category M-2.

     "Class M-3 Advance" shall mean an Advance secured by a pledge of Eligible First Mortgage Loans designated by the Borrower to apply the Applicable Collateral Percentage and Applicable Margin for category M-3.

     "Class ML Advance" shall mean an Advance secured by a pledge of Eligible Mezzanine Loans or Eligible Second Mortgage Loans.

     "Class RE Advance" shall mean an Advance secured by Eligible REO Property.

     "Class S-B Advance" shall mean an Advance secured by Eligible Securities having a rating of B.

     "Class S-BB Advance" shall mean an Advance secured by Eligible Securities having a rating of BB.

     "Class S-IO Advance" shall mean an Advance secured by Eligible Securities that bear interest only.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" shall have the meaning provided in Section 4.01(b) hereof.

     "Collateral Value" shall mean, with respect to each Eligible Asset, the Applicable Collateral Percentage of the lesser of (a) the face amount of such Asset and (b) the Market Value of such Asset (in the case of REO Property, giving effect to the value of any improvements thereto) (in the case of an Asset for which a related Interest Rate Protection Agreement is also pledged to the Lender, giving effect to the value of such Interest Rate Protection Agreement).

     "Commercial Mortgage-Backed Securities" or "CMBS" shall mean securities issued pursuant to a securitization of commercial Mortgage Loans and/or Mezzanine Loans.

     "Committed Advance" shall have the meaning assigned to such term in
Section 2.01 hereof.

     "Committed Advance Note" shall have the meaning assigned to such term in
Section 2.02 hereof.

     "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

     "Continue", "Continuation" and "Continued" shall refer to the continuation of a LIBOR Advance from one Interest Period to the next Interest Period.

     "Contractual Obligation" shall mean as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or any provision of any security issued by such Person.

     "Convert", Conversion" and "Converted" shall refer to a conversion of Base Rate Advances into LIBOR Advances or of LIBOR Advances into Base Rate Advances.

     "Custodial Agreement" shall mean the Custodial Agreement, dated as of the date hereof, among the Borrower, the Custodian and the Lender, substantially in the form of Exhibit B hereto, as the same shall be modified and supplemented and in effect from time to time.

     "Custodian" shall mean LaSalle National Bank, as custodian under the Custodial Agreement, and its successors and permitted assigns thereunder.

     "Debt Service Coverage Ratio" shall mean, for any Asset, at any date of determination for any period, the ratio of (i) the cash flow available for the payment of Debt Service Charges for such Asset for such period to (ii) the Debt Service Charges relating to such Asset for such period.

     "Debt Service Charges" shall mean, with respect to any Person, for any period, the sum (without duplication) of:

           (a) Interest Expense of such Person for such period; and

           (b) Required amortization of Indebtedness of such Person for such period and discount or premium relating to any such Indebtedness for such period, whether expensed or capitalized.

          "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

          "Dollars" and "$" shall mean lawful money of the United States of America.

          "Due Diligence Review" shall mean the performance by the Lender of any or all of the reviews permitted under Section 11.16 hereof with respect to any or all of the Mortgage Loans, as desired by the Lender from time to time.

          "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co. or any successor thereto.

          "EBITDA": shall mean, as to any Person, for any period, the sum of Net Income of such Person for such period plus, to the extent any of the following were deducted in determining Net Income of such Person for such period, the sum of (i) Interest Expense of such Person for such period, (ii) income taxes paid or accrued by such Person during such period, (iii) depreciation of fixed or capital assets of such Person during such period, (iv) amortization of intangible assets of such Person during such period and (v) any other noncash charges or expenses to the extent deducted from Net Income.

          "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 5.01 shall have been satisfied.

     "Eligible Assets" shall mean the collective reference to Eligible First

Mortgage Loans, Eligible Mezzanine Loans, Eligible REO Property, Eligible Second Mortgage Loans and Eligible Securities.

     "Eligible First Mortgage Loan" shall mean a First Mortgage Loan which satisfies the eligibility characteristics set forth on Schedule 1 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such First Mortgage Loan is included in the Borrowing Base.

     "Eligible Mezzanine Loan" shall mean a Mezzanine Loan which satisfies the eligibility characteristics set forth on Schedule 2 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Mezzanine Loan is included in the Borrowing Base.

     "Eligible REO Property" shall mean REO Property which satisfies the eligibility characteristics set forth on Schedule 3 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such REO Property is included in the Borrowing Base.

     "Eligible Second Mortgage Loan" shall mean a Second Mortgage Loan which satisfies the eligibility characteristics set forth on Schedule 4 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Second Mortgage Loan is included in the Borrowing Base.

     "Eligible Security" shall mean a Security which satisfies the eligibility characteristics set forth on Schedule 5 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Security is included in the Borrowing Base.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

     "Event of Default" shall have the meaning provided in Section 8 hereof.

     "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

     "Fee Letter" shall have the meaning given to such term in Section 5.01(i).

     "Fitch" shall mean Fitch Investor's Service or any successor thereto.

     "First Mortgage Loan" shall mean a first mortgage loan on one or more multi-family or commercial real estate properties which is originated or purchased by the Borrower and which first mortgage loan includes, without limitation (i) a Mortgage Note and related Mortgage and (ii) a pledge by the Borrower of all right, title and interest of the Borrower in and to the Mortgaged Property covered by such Mortgage (two (2) or more Mortgage Loans to the same Obligor and/or its Affiliates that are not cross-collateralized shall not be aggregated but shall instead be treated as separate Mortgage Loans hereunder).

     "Funding Date" shall mean the date on which an Advance is made hereunder, or if later (solely in the case of Wet-Ink Advances), the date on which the proceeds of such Advance are used to fund a Wet-Ink Mortgage Loan.

     "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governing Documents": shall mean as to any Person, its articles or certificate of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, and/or the other organizational or governing documents of such Person.

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, any of its Subsidiaries or any of its properties.

     "Guarantee Obligation" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or
(ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by the Lender. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

     "Indebtedness" shall mean, for any Person at any date, without duplication, (a) all then outstanding indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other then outstanding indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all then outstanding obligations of such Person under financing leases, (d) all then outstanding obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person and (e) all then outstanding liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

     "Indemnified Party" shall have the meaning provided in Section 11.03 hereof.

           "Interest Coverage Ratio" shall mean, at any date of determination for any period, the ratio of (i) the EBITDA of the Borrower for such period to
(ii) the Interest Expense of the Borrower for such period.

           "Interest Expense" shall mean with respect to any Person, for any period, the amount of interest expense, both expensed and capitalized, of such Person, determined in accordance with GAAP, for such period on the aggregate principal amount of its Indebtedness.

            "Interest Period" shall mean, with respect to any LIBOR Advance:

                 (i) initially, the period commencing on the borrowing or Conversion Date, as the case may be, with respect to such LIBOR Advance and ending one, two or three months thereafter, as selected by the Borrower in its notice of borrowing or notice of Conversion, as the case may be, given with respect thereto; and

                 (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Advance and ending one, two or three months thereafter, as selected by the Borrower by irrevocable notice to the Lender not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                 (1) if any Interest Period pertaining to a LIBOR Advance would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                 (2) any Interest Period that would otherwise extend beyond the
            Termination Date shall end on the Termination Date or such date of final payment, as the case may be;

                 (3) any Interest Period pertaining to a LIBOR Advance that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                 (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any LIBOR Advance during an Interest Period for such Loan.

           "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Mortgage Loans, any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower for hedging, and not speculative, purposes.

           "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

     "IO" shall mean with respect to any Security, a bond, debenture, note, certificate, certificate of participation or other certified security or uncertified security that entitles the holder to payments based only or disproportionately on the interest portion of payments on the underlying assets.

     "IPO" shall mean the initial public offering of the equity securities of Borrower.

     "IPO Date" shall mean the date on which the IPO occurs.

     "Lender" shall have the meaning provided in the heading hereof.

     "LIBO Base Rate" shall mean, with respect to any LIBOR Advance for any Interest Period therefor, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR, two-month LIBOR or three-month LIBOR (as corresponds to the Interest Period designated by the Borrower in the Notice of Borrowing and Pledge) on the second Business Day immediately preceding such Interest Period, and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 11:00 a.m., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Advances are then being conducted for delivery on such day for a period of one month, two months or three months (as corresponds to the Interest Period designated by the Borrower in the Notice of Borrowing and Pledge), and in an amount comparable to the amount of the Advances to be outstanding on such day.

     "LIBOR Advance" shall mean any Advance designated to accrue interest at the LIBO Rate.

     "LIBO Rate" shall mean with respect to each day during each Interest Period pertaining to an Advance, a rate per annum determined by the Lender in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by the Lender shall be conclusive absent manifest error by the Lender:

                               LIBO Base Rate
                  ----------------------------------------
                       1.00 - LIBO Reserve Requirements

     "LIBO Reserve Requirements" shall mean for any Interest Period for any Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day or during such Interest Period, as applicable (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority, and which are applicable to the Lender's funding of LIBOR Advances hereunder.

     "Lien" shall mean any mortgage, lien, pledge, charge, security interest or similar encumbrance.

     "Loan Agreement" shall mean this Master Loan and Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "Loan Documents" shall mean, collectively, this Loan Agreement, the Notes and the Custodial Agreement.

     "LTV" shall mean with respect to any Mortgage Loan, the ratio of the Par Amount of the Mortgage Loan as of the date of origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

     "Market Value" shall mean, with respect to any Asset, the price at which such Asset could be sold to a third-party, as determined by the Lender in its sole discretion (exercised in good faith), which Market Value may be determined to be zero.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, property, business, condition (financial or otherwise) or prospects of the Borrower and its consolidated Subsidiaries, taken as a whole,
(b) the ability of the Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Advances or other amounts payable in connection therewith or (f) the Collateral, taken as a whole (excluding changes in the Market Value or delinquency status of Assets pledged to the Lender).

     "Material Exception" shall mean, with respect to any Asset, any Exception listed on the Asset Schedule and Exception Report consisting of the absence from the Asset File, or deficiency in respect of, any of the Asset Documents set forth in Section 2(a)(i), 2(a)(iii), 2(a)(iv), 2(a)(v), 2(a)(vi), 2(a)(vii), 2(b)(i), 2(b)(iii), 2(b)(iv), 2(c)(i), 2(c)(ii), 2(c)(iii), 2(d)(i)
or 2(d)(ii) of the Custodial Agreement.

     "Maximum Committed Credit" shall mean $450,000,000

     "Maximum Uncommitted Credit" shall mean $200,000,000.

     "Mezzanine Loan" shall mean a loan that is secured by (i) a pledge of the equity interests in a special purpose entity which owns, directly or through one or more special purpose entities, one or more income producing multi-family or commercial properties, which multi-family or commercial properties are subject to a first lien relating to a financing by the property owner.

     "Mezzanine Note" shall mean the original executed promissory note or other evidence of the indebtedness of an Obligor with respect to a Mezzanine Loan.

     "Monthly Payment" means the scheduled monthly payment of principal and interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Loan.

     "Moody's" shall mean Moody's Investors Service Inc. or any successor entity thereto.

     "Mortgage" shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on the fee in real property securing the Mortgage Note.

     "Mortgage Interest Rate" means the annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

     "Mortgage Loan" shall mean a First Mortgage Loan or a Second Mortgage
Loan.

     "Mortgage Note" shall mean the original executed promissory note or other evidence of the indebtedness of an Obligor with respect to a Mortgage Loan.

     "Mortgaged Property" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon securing repayment of a Mortgage Loan and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of such Mortgage Loan.

     "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Net Income" shall mean, with respect to any Person, for any period, net income of such Person, determined in accordance with GAAP, for such period (the amortization or non-amortization of any underwriting fees to be determined in accordance with GAAP).

     "Non-Excluded Taxes" shall have the meaning provided in Section 2.13 hereof.

     "Notes" shall mean the collective reference to the Committed Advance Note, the Uncommitted Advance Note and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

     "Notice of Borrowing and Pledge" shall have the meaning provided in
Section 2.05(a) hereof.

     "Obligor" shall mean the obligor under a Mortgage Note or a Mezzanine Note or other Asset Document.

     "Par Amount" shall mean, in respect of a Mortgage Loan at any time, the outstanding principal balance of such Mortgage Loan at such time.

     "Payoff" shall mean, with respect to any Mortgage Loan or Mezzanine Loan, repayment by the applicable Obligor of all outstanding principal thereunder together with all interest accrued thereon to the date of such repayment and any penalty or premium thereon.

     "Payoff Proceeds" shall mean, with respect to any Mortgage Loan or Mezzanine Loan, all funds received from the applicable Obligor in connection with a Payoff.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Permitted Property Liens" shall mean, for each Asset, Liens: (a) permitted pursuant to the Asset Documents of a type customarily permitted for such Asset (as determined by the Lender in good faith and (subject in any event to the eligibility criteria of Schedules 1 through 5)), (b) permitted pursuant to the Loan Documents or any REO Property Mortgages, or (c) otherwise specifically identified to the Lender and permitted by the Lender hereunder.

     "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association, government (or any agency, instrumentality or political subdivision thereof) or any other entity of whatever nature.

     "Plan" shall mean at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Post-Default Rate" shall mean, in respect of any principal of any Advance or any other amount under this Loan Agreement, the Notes or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% per annum plus (a) the interest rate otherwise applicable to such Advance or other amount, or (b) if no interest rate is otherwise applicable, the LIBO Rate.

     "Prime Rate" shall mean, for any day, the rate of interest established by the Lender from time to time as its reference rate for short term commercial loans to domestic corporate borrowers denominated in Dollars (the Borrower acknowledging that the reference rate of the Lender is not intended to be the lowest rate of interest charged by the Lender in connection with extensions of credit to debtors), in each case as in effect at 5:00 p.m., New York City time, on such day.

     "Principal Paydowns" shall mean, with respect to any Mortgage Loan or Mezzanine Loan, any payment or other recovery of principal on such Mortgage Loan or Mezzanine Loan (other than Payoff Proceeds), which is received by or on behalf of the Borrower, including any penalty or premium thereon.

     "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

     "Rated" shall mean (a) in the case of any Security, (i) the rating assigned to such security by S&P, Moody's, Fitch or Duff & Phelps, and (ii) in the case of a Security to which a rating has not been assigned by S&P, Moody's, Fitch or Duff & Phelps, the long-term rating that has been assigned by either S&P, Moody's, Fitch or Duff & Phelps generally to the most junior of the rated debt securities of the issuer of such Security and (b) in the case of an issuer, the long-term rating assigned to the most junior of the rated debt securities of such issuer,

     "REO Property" shall mean income producing real estate owned by the Borrower or a special purpose entity controlled by the Borrower.

     "REO Property Mortgage" shall mean a mortgage, deed of trust or other instrument from the Borrower (or its Affiliate) to the Lender encumbering an REO Property and securing Advances hereunder, which REO Property Mortgage meets the requirements of applicable state law and is otherwise in form and substance reasonably acceptable to the Lender.

     "REO Subsidiary" shall mean a Subsidiary or other Affiliate of the Borrower that holds REO Property.

     "Regulations G, T, U and X" shall mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.

Section  2615.

     "Responsible Officer" shall mean, as to any Person, the president, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated to the Lender to its reasonable satisfaction.

     "Requirement of Law" shall mean as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "S&P" shall mean Standard & Poor's Corporation and any successor entity thereto.

     "Second Mortgage Loan" shall mean a performing second mortgage loan on, one or more multi-family or commercial properties which is originated or purchased by the Borrower, and which Second Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of the Borrower in and to the Mortgaged Property covered by such Mortgage.

     "Secured Obligations" shall mean the unpaid principal amount of, and interest on, the Advances, and all other obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with this Loan Agreement, the Notes, any other Loan Document and any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms hereof or thereof) or otherwise. For purposes hereof, "interest" shall include, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

     "Security" or "Securities" shall mean a Commercial Mortgage-Backed Security or Commercial Mortgage-Backed Securities retained or purchased by the Borrower or an Affiliate of the Borrower in connection with the related securitization.

     "Servicer" shall mean ERE Yarmouth, Inc., a Delaware corporation.

     "Servicing Agreement" shall have the meaning provided in Section 11.15(c).

     "Servicing Records" shall have the meaning provided in Section 11.15(b) hereof.

     "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

     "Subsidiary" shall mean, with respect to any Person, any other Person of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

     "Tangible Net Worth" shall mean, as of a particular date,

     (a) all amounts which would be included under shareholders' equity on a balance sheet of the Borrower at such date, determined in accordance with GAAP, less

     (b) (i) amounts owing to the Borrower from Affiliates and (ii) intangible assets, determined in accordance with GAAP.

     "Termination Date" shall mean May 15, 1999 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended in accordance with Section 2.14 hereof.

     "Tranche" shall mean the collective reference to LIBOR Advances the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such LIBOR Advances shall originally have been made on the same day).

     "Trust Receipt" shall have the meaning assigned to such term in the Custodial Agreement.

     "Type" shall mean a Base Rate Advance or a LIBOR Advance, each constituting a Type.

     "Uncommitted Advance" shall have the meaning assigned to such term in
Section 2.03 hereof.

     "Uncommitted Advance Note" shall have the meaning assigned to such term in
Section 2.04 hereof.

     "Underwriting Guidelines" shall mean the underwriting guidelines of the Borrower for Mortgage Loans, a copy of which is attached as Exhibit E hereto.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     "Wet-Ink Advance" shall mean an Advance secured by a Wet-Ink Mortgage Loan. A Wet-Ink Advance shall cease to be a Wet-Ink Advance on the date that the underlying Wet-Ink Mortgage Loan ceases to be a Wet-Ink Mortgage Loan (in accordance with the definition thereof).

     "Wet-Ink Mortgage Loan" shall mean a Mortgage Loan originated by the Borrower in a transaction table-funded by the Borrower, which is pledged to the Lender simultaneously with the origination or table-funding thereof by the Borrower, which origination or table funding is financed in part or in whole with proceeds of Advances and as to which the Custodian has not yet received the related Asset File. A Mortgage Loan shall cease to be a Wet-Ink Mortgage Loan on the date on which the Lender has received a Trust Receipt from the Custodian with respect to such Mortgage Loan confirming that the Custodian has physical possession of the related Asset File, which Trust Receipt indicates the presence of no Material Exceptions in the related Asset File.

     1.02 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

     SECTION 2  Advances, Notes and Prepayments.

     2.01 Committed Advances.

     (a) Subject to the terms and conditions of this Loan Agreement, the Lender agrees to make loans (individually, a "Committed Advance"; collectively, the "Committed Advances") to the Borrower, from time to time on any Business Day from and including the Effective Date to but excluding the Termination Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Maximum Committed Credit, and (ii) the Borrowing Base at such time.

     (b) Subject to the terms and conditions of this Loan Agreement, during such period the Borrower may borrow, repay and reborrow hereunder.

     (c) In no event shall a Committed Advance be made when any Default or Event of Default has occurred and is continuing.

     (d)  The Committed Advances may from time to time be (i) LIBOR Advances,
(ii) Base Rate Advances or (iii) a combination thereof, as determined by the Borrower and notified to the Lender, provided that no Committed Advance may be made as a LIBOR Advance after the date that is one month prior to the Termination Date.

     (e) The Committed Advances may from time to time be any one of the following: Class M-1 Advance, Class M-2 Advance, Class M-3 Advance, Class ML Advance, Class RE Advance, Class S-B Advance, Class S-BB Advance, Class S-IO Advance or any combination thereof, as determined by the Borrower and notified to the Lender.

     2.02 Committed Advance Notes.

     (a) The Committed Advances made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A-1 hereto (the "Committed Advance Note"), dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Maximum Committed Credit and otherwise duly completed. The Lender shall have the right to have its Committed Advance Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, each substantially in the form of Exhibit A-1.

     (b) The date, amount, Type and interest rate, and with respect to LIBOR Advances, the Interest Period with respect thereof, of each Committed Advance made or Converted by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Committed Advance Note, endorsed by the Lender on the schedule attached to the Committed Advance Note or any continuation thereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Committed Advance Note in respect of the Committed Advances.

     2.03 Uncommitted Advances.

     (a) In addition to the Committed Advances, the Lender agrees to consider from time to time the Borrower's requests that the Lender make, on the terms and conditions of this Loan Agreement, loans (individually, an "Uncommitted Advance"; collectively, the "Uncommitted Advances") to the Borrower in Dollars, from and including the Effective Date to and including the Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Maximum Uncommitted Credit, and (ii) the Borrowing Base at such time. The Lender will not make any Uncommitted Advance unless the Borrower has first made Committed Advances then outstanding in an aggregate amount equal to the Maximum Committed Credit. This Loan Agreement does not constitute a commitment to lend Uncommitted Advances but rather sets forth the procedures to be used in connection with periodic requests for Uncommitted Advances. The Borrower hereby acknowledges that the Lender is under no obligation to agree to make, or to make, any Uncommitted Advance pursuant to this Loan Agreement.

     (b) Subject to the terms and conditions of this Loan Agreement, during such period the Borrower may borrow, repay and reborrow hereunder.

     (c) In no event shall an Uncommitted Advance be made when any Default or Event of Default has occurred and is continuing.

     (d)  The Uncommitted Advances may from time to time be (i) LIBOR Advances,
(ii) Base Rate Advances or (iii) a combination thereof, as determined by the Borrower and notified to the Lender, provided that no Uncommitted Advance may be made as a LIBOR Advance after the date that is one month prior to the Termination Date.

     (e) The Uncommitted Advances may from time to time be any one of the following: Class M-1 Advance, Class M-2 Advance, Class M-3 Advance, Class ML Advance, Class RE Advance, Class S-B Advance, Class S-BB Advance, Class S-IO Advance or any combination thereof, as determined by the Borrower and notified to the Lender.

     204 Uncommitted Advance Notes.

     (a) The Uncommitted Advances made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A-2 hereto (the "Uncommitted

Advance Note"), dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Maximum Uncommitted Credit and otherwise duly completed. The Lender shall have the right to have its Uncommitted Advance Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, each substantially in the form of Exhibit A-2.

     (b) The date, amount, Type and interest rate, and with respect to LIBOR Advances, the Interest Period with respect thereof, of each Uncommitted Advance made or Converted by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Uncommitted Advance Note, endorsed by the Lender on the schedule attached to the Uncommitted Advance Note or any continuation thereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Uncommitted Advance Note in respect of the Uncommitted Advances.

     2.05 Procedure for Borrowing.

     (a) The Borrower may request an Advance hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to the Lender, with a copy to the Custodian, an irrevocable written Notice of Borrowing and Pledge substantially in the form of Exhibit D hereto (a "Notice of Borrowing and Pledge"), appropriately completed which Notice of Borrowing and Pledge must be received by the Lender, with a copy to the Custodian, prior to 10 a.m., New York City time, three (3) Business Days prior to the requested Funding Date in the case of LIBOR Advances, and one
(1) day prior to the requested Funding Date in the case of Base Rate Advances. Such Notice of Borrowing and Pledge shall (i) attach a schedule identifying the Eligible Assets that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such Advance, (ii) contain the amount of the requested Advance, which shall in all events be at least equal to $1,500,000, to be made on such Funding Date (setting forth the amount of the Advance allocable to each Asset set forth on the attached schedule),
(iii) specify the requested Funding Date, (iv) designate the Advance as either a LIBOR Advance (with designation of a one, two or three-month Interest
Period), a Base Rate Advance or a combination thereof, (v) designate the Advance (or the relevant portions thereof) as one of the following: Class M-1 Advance, Class M-2 Advance, Class M-3 Advance, Class ML Advance, Class RE Advance, Class S-BB Advance, Class S-B Advance or Class S-IO Advance, (vi) designate the Advance as either a Committed Advance or an Uncommitted Advance,
(vii) attach an officer's certificate signed by a Responsible Officer of the Borrower as required by Section 5.02(b) hereof, (viii) designate any Advances as Wet-Ink Advances, and (ix) contain (by attachment) such other information reasonably requested by the Lender from time to time. In addition, prior to 12:00 noon, New York City time, on the Funding Date, the Borrower may, with respect to Wet-Ink Advances, deliver to the Lender, with a copy to the Custodian, (A) a revised copy of such Notice of Borrowing and Pledge for purposes of amending the requested Advance amount and/or to remove Wet-Ink Mortgage Loans which are no longer to be funded on such Funding Date from the Mortgage Loan Schedule (it being understood that any such revised copy fully supersedes the Notice of Borrowing and Pledge previously delivered with respect to such Funding Date), and (B) an additional Notice of Borrowing and Pledge requesting Wet-Ink Advances to be made on such Funding Date against additional Wet-Ink Mortgage Loans of which the Borrower was unaware on the prior Business Day; provided, that in the event that the Borrower cancels a Wet-Ink Advance, the Borrower agrees to pay any loss of the Lender pursuant to Section 2.10(b) as a result of such cancellation.

     (b) The Borrower shall deliver (or cause to be delivered) and release to the Custodian no later than 1:00 p.m., New York City time, two (2) Business Days prior to the requested Funding Date, a complete Asset File pertaining to each Eligible Asset (other than Wet-Ink Mortgage Loans) to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

     (c) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Lender and the Borrower, no later than 1:00 p.m., New York City time, one
(1) Business Day prior to the requested Funding Date, a Trust Receipt in respect of all Assets (other than Wet-Ink Mortgage Loans) pledged to the Lender on such Funding Date and an Asset Schedule and Exception Report in respect of all Assets so pledged to the Lender.

     (d) Subject to Section 5 hereof and, in the case of an Uncommitted Advance, the decision of the Lender to make such Uncommitted Advance, the requested Advance will then be made available to the Borrower by the Lender transferring, via wire transfer (pursuant to wire transfer instructions provided by the Borrower on or prior to such Funding Date) the aggregate amount of such Advance in immediately available funds.

     (e) The Borrower may request a maximum of five Advances per month; provided that there shall be no limit to the number of Advances made per month in connection with the initial pledge to the Lender of an Asset having a Par Amount (or in the case of an REO Property, a Market Value) of $10 million or more.

     (f) The Borrower shall fax (or cause to be faxed) to the Custodian a fully executed copy of the Mortgage Note relating to each Wet-Ink Mortgage Loan pledged to the Lender hereunder promptly upon receipt thereof by the Borrower, but in any event no later than 4:00 p.m., New York City time, on the applicable Funding Date. Upon the Custodian's receipt thereof, the Custodian shall promptly deliver to the Lender, via facsimile, no later than 5:00 p.m. on such Funding Date, a Custodial Identification Certificate (as defined in the Custodial Agreement) with respect thereto.

     (g) After the funding of a Wet-Ink Mortgage Loan on any Funding Date, the Borrower shall deliver (or cause to be delivered) and release to the Custodian a complete Asset File pertaining to each Wet-Ink Mortgage Loan pledged to the Lender hereunder no later than three (3) Business Days following the applicable Funding Date in accordance with the terms and conditions of the Custodial Agreement.

     (h) No later than 1:00 p.m., New York City time, one (1) Business Day after its receipt of the Asset File in respect of any Wet-Ink Mortgage Loan(s), the Custodian shall deliver to the Lender and the Borrower a Trust Receipt and an Asset Schedule and Exception Report in respect of such Wet-Ink Mortgage Loan(s) in accordance with the terms and conditions of the Custodial Agreement.

     (i) The aggregate of all Wet-Ink Advances outstanding at one any time shall not exceed $20,000,000.

     (j) No more than six (6) LIBOR Tranches may be outstanding at any one time.

     2.06 Repayment of Advances; Interest.

     (a) The Borrower hereby promises to repay in full on the Termination Date the then aggregate outstanding principal amount of the Advances.

     (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Advance for the period from and including the Funding Date of such Advance to but excluding the date such Advance shall be paid in full, at a rate per annum equal to:

     (i) in the case of LIBOR Advances, the LIBO Rate plus the Applicable Margin; or

     (ii) in the case of Base Rate Advances, the Base Rate plus the Applicable Margin.

Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Advance and on any other amount payable by the Borrower hereunder or under the Notes that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Advance shall be payable monthly on the first Business Day of each month and on the Termination Date. Notwithstanding the foregoing, interest accruing at the Post-Default Rate shall be payable to the Lender on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to the Borrower.

     2.07 Limitation on Types of Advances; Illegality. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBO Base
Rate:

          (a) the Lender determines in good faith, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Base Rate" in Section
      1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Advances as provided herein; or

          (b) it becomes unlawful for the Lender to honor its obligation to make or maintain LIBOR Advances hereunder using a LIBO Rate;

then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to make additional LIBOR Advances, Continue LIBOR Advances or Convert Base Rate Advances into LIBOR Advances, and the Borrower shall, at its option, either prepay all such LIBOR Advances as may be outstanding or convert such LIBOR Advances to Base Rate Advances. If such Conversion or prepayment of a LIBOR Advance occurs on a day that is not the last day of the relevant Interest Period, the Borrower shall pay the Lender such amounts, if any, as may be required pursuant to Section 2.10(b); provided, that unless contrary to law or the Lender otherwise determines in good faith that it would be adverse to the Lender, the Borrower shall have the right to defer repayment or Conversion until the end of the relevant Interest Period.

     2.08 Conversion and Continuation Options. (a) The Borrower may elect from time to time to Convert LIBOR Advances to Base Rate Advances by giving the Lender at least two Business Days' prior irrevocable notice of such election, provided that any such Conversion of LIBOR Advances may only occur on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to Convert Base Rate Advances to LIBOR Advances by giving the Lender at least three Business Days' prior irrevocable notice of such election. Any such notice of Conversion to LIBOR Advances shall specify the length of the initial Interest Period or Interest Periods therefor. All or any part of outstanding LIBOR Advances and Base Rate Advances may be Converted as provided herein, provided that (i) no Advance may be Converted into a LIBOR Advance when any Event of Default has occurred and is continuing and the Lender has determined that such a Conversion is not appropriate and (ii) no Base Rate Advance may be converted into a LIBOR Advance after the date that is one month or 30 days prior to the Termination Date.

     (b) Any LIBOR Advances may be Continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Lender of the length of the next Interest Period to be applicable to such Advances, provided that no LIBOR Advance may be Continued as such (i) when any Event of Default has occurred and is continuing and the Lender has determined that such a Continuation is not appropriate or (ii) after the date that is one month or 30 days prior to the Termination Date and provided, further, that if the Borrower shall fail to give such notice or if such Continuation is not permitted such Advances shall be automatically converted to Base Rate Advances on the last day of such then expiring Interest Period.

     2.09 Determination of Borrowing Base; Mandatory Prepayments or Pledge.

     If at any time the aggregate outstanding principal amount of Advances exceeds the Borrowing Base by at least $500,000 (a "Borrowing Base Deficiency"), as determined by the Lender and notified to the Borrower on or before 11:00 a.m. on any Business Day, the Borrower shall, no later than three
(3) Business Days after receipt of such notice, at the option of the Borrower, either (a) prepay the Advances in part or in whole, or (b) pledge additional Eligible Assets to the Lender or (c) designate Advances (or a portion thereof) for reclassification as a Class of Advance having a higher Applicable Collateral Percentage than the Class of Advance then in effect, such that after giving effect to such prepayment, pledge or reclassification, the aggregate outstanding principal amount of the Advances does not exceed the Borrowing Base. Notwithstanding the foregoing, if a prepayment would result in breakage costs to the Borrower, the Borrower shall have the right to defer any such prepayment (so long as no Event of Default has occurred and is continuing) until the end of the relevant Interest Period, so long as the Borrower pledges to the Lender cash collateral in the amount of such prepayment on terms and pursuant to documentation acceptable to the Lender.

     2.10 Optional Prepayments.

     (a) The Borrower may prepay, in whole or in part, Base Rate Advances at any time and LIBOR Advances on the last day of any Interest Period with respect thereto, without premium or penalty. The Borrower may prepay LIBOR Advances prior to the last day of an Interest Period, provided that the Borrower shall be responsible for all breakage costs pursuant to Section 2.10(b). Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrower intends to prepay an Advance in whole or in part from any source, the Borrower shall give two (2) Business Days' prior written notice thereof to the Lender, specifying the date amount of prepayment and whether the prepayment is of LIBOR Advances, Base Rate Advances or a combination thereof, and if of a combination thereof, the amount allocable to each. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of at least $100,000.

     (b) If the Borrower makes a prepayment of LIBOR Advances on any day which is not the last day of the Interest Period, the Borrower shall indemnify the Lender and hold the Lender harmless from any actual loss or expense which the Lender may sustain or incur equal to the greater of: (i) zero and (ii) the product of (A) the amount of the prepayment and (B) the product of (I) the excess, if any, of the LIBO Base Rate applicable to such Advance over the rate on a LIBOR deposit commencing on the date of the prepayment and ending on the last day of the Interest Period for such Advance and (II) the fraction of a year commencing on the prepayment date and ending on the last day of the Interest Period for such Advance (using an actual/360 day count). Lender shall, at the request of the Borrower, notify the Borrower of an estimate of the approximate amounts of costs to be paid by the Borrower if a LIBOR Advance is prepaid, such estimate shall not be conclusive and may in no way limit the amount of costs determined at the time that such Advance is prepaid. This
Section 2.10 shall survive termination of this Loan Agreement and payment of the Notes.

     2.11 Requirements of Law.

     (a) If any Requirement of Law or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

     (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Loan Agreement, the Notes or any Advance made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender in respect thereof;

     (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory Advance or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, Advances or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the LIBO Base Rate or the Base Rate hereunder;

     (iii) shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, Converting into, Continuing or maintaining any Advance or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall, upon receipt of prior written notice of such fact and a reasonably detailed description of the circumstances, promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable; provided, that Borrower shall only be liable for such additional amounts incurred on or after the date that is thirty (30) days prior to the date of receipt of such notice by the Borrower.

     (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder by an amount deemed by the Lender to be material (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy), then from time to time, the Borrower shall promptly, upon notice from the Lender, pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

     (c) If the Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error.

     2.12 Purpose of Advances. Each Advance shall be used to finance the origination or acquisition of Eligible Assets identified to the Lender in writing on each Asset Schedule, as such Asset Schedule may be amended from time to time.

     2.13 Taxes.

     (a) All payments made by the Borrower under this Loan Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Loan Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Lender hereunder or under the Notes, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Loan Agreement; provided, however, that the Borrower shall not be required to increase any such amounts payable to the Lender that is not organized under the laws of the United States of America or a state thereof if the Lender fails to comply with the requirements of clause (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Loan Agreement and the payment of the Advances and all other amounts payable hereunder.

     (b) If the Lender hereunder (or an assignee that acquires an interest hereunder in accordance with Section 11.14 hereof) that is not incorporated under the laws of the United States of America or a state thereof shall:

     (i) deliver to the Borrower (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

     (ii) deliver to the Borrower two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

     (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Loan Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender pursuant to Section 11.14 hereof shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section.

     2.14 Extension of Termination Date. At the request of the Borrower, at least one hundred and twenty (120) days prior to the then current Termination Date, the Lender may in its sole discretion extend the Termination Date for a period of 364 days, dating from the date one hundred and twenty (120) days prior to the Termination Date, by giving written notice of such extension to the Borrower no later than ninety (90) days prior to the then current Termination Date.

     2.15 Processing Fees. In connection with any Advance, the Borrower shall pay to the Lender a processing fee equal to the sum of:

     (a) $3,000 for each Mortgage Loan, Mezzanine Loan or parcel of REO Property pledged as collateral, provided that there will be no fee for a Mezzanine Loan if its associated First Mortgage Loan is also pledged;

     (b) in the case of Securities pledged as Collateral, (i) $10,000 for all Securities issued in connection with a single securitization transaction involving a single asset; (ii) $20,000 for all Securities issued in connection with a single securitization transaction involving less than 100 loans; (iii) $30,000 for all Securities issued in connection with a single securitization transaction involving 100 to 200 loans and (iv) $40,000 for all Securities issued in connection with a single securitization transaction involving more than 200 loans; provided that no such processing fee shall be payable in respect of Securities where the underlying Mortgage Loans are pledged hereunder;

     (c) the processing fees for all Assets shall in no event exceed $150,000 for each one-year period beginning with the period beginning on the Effective Date.

     2.16 Class Conversion. The Borrower may at any time, upon three (3) days prior written notice to the Lender, elect to convert any Class M-1 Advance, Class M-2 Advance or Class M-3 Advance (a "Class M Advance") to a different Class M Advance.

     SECTION 3      Payments; Computations; Etc.

     3.01           Payments.

     (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement and the Notes, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the Lender: Account No. 999-99-090, for the A/C of Morgan Guaranty Trust Company of New York, ABA# 021-000-238, Attention:
Robert Nichols: (302) 634-4208, Reference: Chastain-Warehouse, not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). The Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

     (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Notes would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

     3.02 Computations. Interest on the Advances shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

     SECTION 4  Collateral Security.

     4.01  Collateral; Security Interest.

     (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Asset Documents as exclusive bailee and agent for the Lender pursuant to terms of the Custodial Agreement and shall deliver Trust Receipts to the Lender each to the effect that it has reviewed such Asset Documents in the manner and to the extent required by the Custodial Agreement and identifying any exceptions in such Asset Documents as so reviewed in the Asset Schedule and Exception Reports.

     (b) Each of the following items of property is hereinafter referred to as the "Collateral":

     (i) all Mezzanine Loans identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

     (ii) all Mortgage Loans identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

     (iii) all Securities identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

     (iv) all REO Property identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

     (v) all Asset Documents relating to the foregoing, including without limitation all promissory notes, and all Servicing Records, Servicing Agreements, servicing rights, pledge agreements and any other collateral pledged or otherwise relating to such Assets, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

     (vi) all mortgage guaranties and insurance relating to such Mortgage Loans (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to such Mortgage Loans and all claims and payments thereunder;

     (vii) all other insurance policies and insurance proceeds relating to any such Mortgage Loan or the related Mortgaged Property;

     (viii) all purchase or take-out commitments relating to or constituting any or all of the foregoing;

     (ix) all Interest Rate Protection Agreements, if any, relating to such Assets;

     (x) all collateral, however defined, under any other agreement between the Borrower or any of its Affiliates on the one hand and the Lender or any of its Affiliates on the other hand;

     (xi)   all "securities accounts", as defined in the Uniform
            Commercial Code, relating to any of the foregoing and each "financial asset", as defined in the Uniform Commercial Code, contained therein;

     (xii) all "accounts", "chattel paper" and "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

     (xiii) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

     (c) The Borrower hereby pledges to the Lender, and grants a security interest in favor of the Lender in, all of the Borrower's right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the Secured Obligations. The Borrower agrees to mark its computer records and tapes to evidence the interests granted to the Lender hereunder.

     (d) In the case of Mezzanine Loan pledged equity interests, the Borrower shall deliver to the Lender certificates evidencing such equity interests (if such equity interests are certificated), together with stock powers endorsed in blank, or take such other action as shall be necessary or advisable for the security interest of the Lender in such equity interests to be a fully perfected first priority security interest on which the Lender may foreclose without further action by the Borrower.

     (e) In the case of REO Property, the Borrower shall cause to be delivered to the Lender such REO Property Mortgages and other instruments and documents necessary or advisable, in the reasonable opinion of the Lender, to grant the Lender a mortgage Lien on such REO Property, together with, if requested by the Lender, such title insurance, surveys, appraisals satisfying the requirements of FIRREA and, to the extent available, other information, documents, agreement or instruments as the Lender deems reasonably advisable.

     4.02 Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     4.03 Changes in Locations, Name, etc. The Borrower shall not (i) change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed necessary by the Lender to continue its perfected status in the Collateral with the same or better priority.

     4.04 Lender's Appointment as Attorney-in-Fact.

     (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, if an Event of Default shall have occurred and be continuing, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, to do the following if an Event of Default shall have occurred and be continuing:

     (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

     (ii) to pay or discharge delinquent taxes and Liens levied or placed on or threatened against the Collateral other than Permitted Property Liens; and

     (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     (b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in Section 4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

     4.05 Performance by Lender of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained in the Loan Documents after the giving of any required notice and the expiration of any applicable cure period and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable out-of-pocket expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Secured Obligations.

     4.06 Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and
(b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, but subject to the terms and conditions of the Asset Documents, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the

Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

     4.07 Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell (on a servicing released basis, at the Lender's option), lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation
Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.06(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

     4.08 Limitation on Duties Regarding Presentation of Collateral. The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

     4.09 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     4.10 Release of Security Interest. (a) Upon termination of this Loan Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents, the Lender shall release its security interest in any remaining Collateral; provided that if any payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, the Borrower or any substantial part of its Property, or otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made until such time as such payments have been indefeasibly made. Upon the release of the security interest in the Assets pursuant to this Section, the Lender shall cause the Custodian to release to the Borrower the Asset Files and to execute, acknowledge and deliver to the Borrower any and all documents, instruments and agreements necessary to release all security interests in such Assets. Upon repayment to the Lender of any Advance pursuant to Section 2.10 hereof, so long as no Event of Default has occurred and is continuing or would result therefrom, the Lender shall cause the Custodian to release to the Borrower the Asset Files relating to the Assets pledged in connection with such Advance and to execute, acknowledge and deliver to the Borrower any and all documents, instruments and agreements necessary to release all security interests in the Assets securing such Advance in accordance with the Custodial Agreement.

     (b) In the event that the Collateral Value assigned to any pledged Asset shall be reduced to zero for the purposes of calculating the Borrowing Base, the Lender shall, upon the Borrower's request, cause the Custodian to release to the Borrower the Asset File relating to such Asset and to execute, acknowledge and deliver to the Borrower any and all documents, instruments and agreements necessary to release all security interests in such Asset, so long as, at the time of such release and after giving effect thereto, no Default or Event of Default will have occurred and be continuing.

     SECTION 5 Conditions Precedent.

     5.01 Initial Advance. The agreement of the Lender to make the initial Advance requested to be made by it hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Advance, of the following conditions precedent:

     (a) Loan Agreement. The Lender shall have received this Loan Agreement, executed and delivered by a duly authorized officer of the Borrower.

     (b) Notes. The Lender shall have received the Notes, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower.

     (c) Custodial Agreement. The Lender shall have received the Custodial Agreement, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower and the Custodian.

     (d) Servicing Agreement(s). The Lender shall have received any Servicing Agreement(s), each certified as a true, correct and complete copy of the original, with a letter of the applicable Servicer attached thereto in which such Servicer consents to terminate such Servicing Agreement upon notification by the Lender of the occurrence of an Event of Default.

     (e) Filings, Registrations, Recordings. Any documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Lender determines such filings are necessary in its sole discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest.

      (f) Closing Certificates. The Lender shall have received a certificate of the Secretary or Assistant Secretary of the Borrower, dated as of the date hereof, and certifying (A) that attached thereto is a true, complete and correct copy of (i) the articles of incorporation of the Borrower, (ii) the by-laws of the Borrower, and (iii) resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Loan Agreement, the Notes and the other Loan Documents to which it is a party, and the borrowings contemplated hereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and (B) as to the incumbency and specimen signature of each officer executing any Loan Documents on behalf of the Borrower and authorized to execute any Notice of Borrowing, and such certificate and the resolutions attached thereto shall be in form and substance reasonably satisfactory to the Lender.

      (g) Good Standing Certificates. The Lender shall have received copies of certificates evidencing the good standing of the Borrower, dated as of a recent date, from the Secretary of State (or other appropriate authority) of the jurisdiction under which the Borrower is organized and of each other jurisdiction where the ownership, lease or operation of property, or the conduct of business, requires the Borrower to qualify as a foreign corporation, except where the failure to qualify would not have a Material Adverse Effect.

      (h) Legal Opinions. The Lender shall have received the executed legal opinions of Paul, Hastings, Janofsky & Walker, LLP, legal counsel of the Borrower, and in-house counsel to the Borrower, together addressing the matters set forth in the form attached hereto as Exhibit C, dated the initial Funding Date and otherwise in form and substance acceptable to the Lender and covering such other matters incident to the transactions contemplated by this Loan Agreement as the Lender shall reasonably request.

      (i) Fees and Expenses. The Lender shall have received all fees and expenses required to be paid by the Borrower on or prior to the initial Funding Date pursuant to Section 11.03(b) and a separate fee letter relating to attorney's fees (the "Fee Letter").

      (j) Financial Statements. The Lender shall have received the financial statements referenced in Section 6.01(a).

      (k) Underwriting Guidelines. The Lender shall have received a certified copy of the Borrower's current Underwriting Guidelines for Mortgage Loans, which shall be reasonably satisfactory to the Lender.

      (l) Consents, Licenses, Approvals, etc. The Lender shall have received copies certified by the Borrower of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

      (m) Insurance. The Lender shall have received evidence in form and substance satisfactory to the Lender showing compliance by the Borrower as of such initial Funding Date with Section 7.03 hereof.

      (n) Termination Letter. The Lender shall have received a letter from the Borrower consenting to the termination of the Servicer as servicer of the Assets in the event that an Event of Default shall have occurred and be continuing.

      (o) IPO. The IPO shall have occurred, and the Borrower shall have received net proceeds therefrom of not less than $100 million.

      (p) Other Documents. The Lender shall have received such other documents as the Lender or its counsel may reasonably request.

      5.02 Initial and Subsequent Advances. The making of each Advance to the Borrower (including the initial Advance) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Advance:

      (a) No Default. No Default or Event of Default shall have occurred and be continuing.

      (b) Representations and Warranties. Each representation and warranty made by the Borrower in Section 6 hereof and elsewhere in each of the Loan Documents, shall be true and correct in all material respects on and as of the date of the making of such Advance (in the case of the representations and warranties in Schedules 1 through 5, solely with respect to the pledged Assets included in the Borrowing Base on such date) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

      (c) Borrowing Base. The aggregate outstanding principal amount of the Advances shall not exceed the Borrowing Base.

      (d) Borrowing Base Certificate. The Lender shall have received a Borrowing Base Certificate, substantially in the form of Exhibit G, reflecting the assets to be pledged in connection with the requested Advance.

           (e) Notice of Borrowing and Pledge. The Lender shall have received a Notice of Borrowing and Pledge and Asset Schedule in accordance with
      Section 2.05(a) hereof, appropriately completed.

           (f) Trust Receipt; Asset Schedule and Exception Report. The Custodian shall have received all Asset Files relating to the pledged Assets (other than in connection with Wet-Ink Advances) and the Lender shall have received from the Custodian a Trust Receipt in respect of all Assets to be pledged hereunder (other than in connection with Wet-Ink Advances) on such Business Day and a corresponding Asset Schedule and Exception Report, with Exceptions (as defined in the Custodial Agreement) in respect of such Asset acceptable to the Lender in its sole discretion, in each case dated such Business Day and duly completed.

           (g) Interest Rate Protection Agreements. The Lender shall have received fully-executed copies of any Interest Rate Protection Agreements, if any, each certified as a true, correct and complete copy of the original.

           (h) [Intentionally left blank.].

           (i) Additional Documents. The Lender shall have received, in the case of Mezzanine Loans, certificates and stock powers endorsed in blank relating to the pledged equity interests (to the extent such equity interests are certificated) or, in the case of Second Mortgage Loans, assignments of second Mortgages on real property securing such Second Mortgage Loans, in the case of REO Property, an REO Property Mortgage, and with regard to all Assets, such title insurance, surveys, appraisals satisfying the requirements of FIRREA and, to the extent available, other information, documents, agreement or instruments as the Lender deems reasonably advisable with respect to Assets to be pledged hereunder on such Business Day, each in form and substance reasonably satisfactory to the Lender.

           (j) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Loan Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

           (k) No Material Adverse Effect. There shall not have occurred one or more events that, in the reasonable judgment of the Lender, constitutes or should reasonably be expected to constitute a Material Adverse Effect.

           (l) Due Diligence Review. Subject to the Lender's right to perform one or more Due Diligence Reviews pursuant to Section 11.16 hereof, the Lender shall have completed its due diligence review of the Asset Documents for each Advance and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Advances as the Lender in its sole discretion exercised in good faith deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion exercised in good faith.

           (m) True Sale Opinion. With respect to any Mortgage Loan or Mezzanine Loan that was originated by an originator, other than the Borrower, the Lender may, in its sole discretion, require the Borrower to provide evidence sufficient to satisfy the Lender that such Mortgage Loan or Mezzanine Loan was acquired in a legal sale, including without limitation, an opinion, in form and substance and from an attorney, in both cases, acceptable to the Lender in its sole discretion, exercised in good faith, that such Mortgage Loan or Mezzanine Loan was acquired in a legal sale.

     SECTION 6 Representations and Warranties. The Borrower represents and warrants to the Lender as follows:

     6.01 Financial Condition.

     (a) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the IPO Date, reported by the Borrower in public disclosure documents made in connection with the IPO, a copy of which shall have been furnished to the Lender, on the IPO Date is complete and correct and presents fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at the IPO Date.

     (b) Such financial statement, including the related schedules and notes thereto, has been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

     (c) Neither the Borrower nor any of its consolidated Subsidiaries had, at the IPO Date, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto.

     6.02 No Change. From and after the IPO Date, there has been no development or event nor any prospective development or event which has had or should reasonably be expected to have a Material Adverse Effect.

     6.03 Corporate Existence; Compliance with Law. The Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has the corporate power and authority, and has all governmental licenses, authorizations, consents and approvals necessary, to own and operate its property, to lease the property it operates as lessee and to carry on its business as now being or as proposed to be conducted, (c) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify should be reasonably expected (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law and obligations under the Governing Documents.

     6.04 Corporate Power; Authorization; Enforceable Obligations.

     (a) The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Loan Agreement, the Notes, and each other Loan Document, and to borrow and to grant Liens hereunder, and has taken all necessary corporate action to authorize the borrowings and the granting of Liens on the terms and conditions of this Loan Agreement, the Notes, and each other Loan Document to which it is a party, and the execution, delivery and performance of this Loan Agreement, the Notes, and each other Loan Document.

     (b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required or necessary in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Loan Agreement or the Notes or any other Loan Document, except (i) for filings and recordings in respect of the Liens created pursuant to this Loan Agreement, and
(ii) as previously obtained and currently in full force and effect.

     (c) Each Loan Document has been duly and validly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     6.05 No Legal Bar. The execution, delivery and performance of this Loan Agreement and the Notes, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law, any provision of the Governing Documents or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien (other than the Liens created hereunder) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     6.06 No Material Litigation. There are no actions, suits, arbitrations, investigations or proceedings of or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues of which should reasonably be expected to have a Material Adverse Effect.

     6.07 No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which should reasonably be expected to have a Material Adverse Effect, non-recourse debt of a Subsidiary that is a special purpose entity, which non-recourse debt is not guaranteed by the Borrower (other than with respect to environmental indemnities and normal carve-outs from non-recourse status such as fraud, misappropriation of funds, and the like). No Default or Event of Default has occurred and is continuing.

     6.08 Collateral; Collateral Security.

     (a) The Borrower has not assigned, pledged, or otherwise conveyed or encumbered any of the Collateral to any Person other than the Lender, and immediately prior to the pledge of such Collateral, the Borrower was the sole owner of the Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens that have been released or are to be released simultaneously with the Liens granted in favor of the Lender hereunder and except for Permitted Property Liens.

     (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the

Collateral, other than REO Property, and each REO Property Mortgage is effective to create in favor of the Lender a valid mortgage Lien on all right, title and interest of the Borrower in, to and under the REO Property subject thereto.

     (c) Upon (i) receipt by the Custodian of each Mortgage Note and each assignment of a Mortgage Loan, endorsed or assigned as appropriate, (ii) the filing (to the extent such interest can be perfected by filing under the Uniform Commercial Code) of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 6 attached hereto, (iii) the recording of each REO Property Mortgage in the recording office and jurisdiction from time to time represented by the Borrower as the recording office and jurisdiction where such recording is to be made,
(iv) the taking of possession of the certificates representing any pledged equity interests under a Mezzanine Loan and any certificates representing any Security, and (v) the taking of such other actions with respect to the Assets as the Borrower shall have notified the Lender to be necessary for perfection of the security interests and Liens granted hereunder (including without limitation, the taking of such actions as may be required to obtain and maintain "control" (as defined in Article 8 of the Georgia Uniform Commercial Code) over any Collateral constituting uncertificated securities), the security interests and Liens granted hereunder and in such REO Property Mortgages in the Collateral will constitute fully perfected first-priority security interests under the Uniform Commercial Code (to the extent security interests in such Collateral may be perfected under the UCC by filing) or applicable state real property law, as the case may be, in all right, title and interest of the Borrower in, to and under such Collateral.

     6.09 Chief Executive Office. The Borrower's chief executive office on the Effective Date is located at 3424 Peachtree Road, N.E., Atlanta, Georgia 30326.

     6.10 Location of Books and Records. The location where the Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

     6.11 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries has a Material Adverse Effect.

     6.12 Taxes. Each of the Borrower and its Subsidiaries has filed all Federal and state income tax returns and all other material tax returns that are required to be filed by them and has paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes or assessments, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in conformity with GAAP have been provided. No tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax or assessment.

     6.13 Margin Regulations. No part of the proceeds of any Advances will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under, or for any other purpose which violates or would be inconsistent with the provisions of, Regulation G, T, U or X.

     6.14 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

     6.15 Subsidiaries. All of the Subsidiaries of the Borrower at the date of this Loan Agreement are listed on Schedule 7 to this Loan Agreement.

     6.16 Assets. At the time pledged, each Asset initially included in the Borrowing Base was an Eligible Asset.

     6.17 No Adverse Selection. The Borrower has not selected Assets to be pledged to the Lender through a process that is adverse to the Lender or which results in the Lender receiving pledged Assets that are of lesser quality, determined in the sole discretion of the Lender exercised in good faith, than Assets substantially similar to the Assets pledged to other lenders pursuant to any other facility to which the Borrower may be a party.

     6.18 Borrower Solvent; Fraudulent Conveyance. As of the date hereof and immediately after giving effect to each Advance, the fair value of the assets of the Borrower is and shall be greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of the Borrower in accordance with GAAP) of the Borrower and the Borrower is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or any of its assets. Borrower is not transferring any Assets with any intent to hinder, delay or defraud any of its creditors.

     6.19 ERISA. Each Plan to which the Borrower or its Subsidiaries make direct contributions, and, to the knowledge of the Borrower, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or state law.

     6.20 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules (excluding projections, which have been proposed in good faith) furnished in writing by the Borrower (or ERE Yarmouth, Inc.) to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein not misleading. All written information furnished after the date hereof by the Borrower (or ERE Yarmouth, Inc.) to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, correct and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Borrower that, after due inquiry, should reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

     6.21 True Sales. Any Mortgage Loan or Mezzanine Loan originated by an originator other than the Borrower has been conveyed to the Borrower pursuant to a true and legal sale and, to the extent required by the Lender pursuant to Section 5(l), is covered by an opinion of counsel to that effect in form and substance reasonably acceptable to the Lender.

     6.22 Tangible Net Worth.

     (a) On the Effective Date, the Tangible Net Worth of the Borrower is not less than $1,000.

     (b) From and after the date of the initial Advance, the Tangible Net Worth of the Borrower shall be not less than $100,000,000.

     SECTION 7 Covenants of the Borrower. The Borrower covenants and agrees with the Lender that, so long as any Advance is outstanding and until the later to occur of the payment in full of all Secured Obligations and the termination of this Loan Agreement:

     7.01 Financial Statements. The Borrower shall deliver to the Lender:

     (a) as soon as available and in any event within fifty (50) days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income and of cash flows for the Borrower and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, if applicable, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

     (b) as soon as available and in any event within one hundred (100) days after the end of each fiscal year of the Borrower, the audited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such year, if applicable, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated and consolidating financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; and

     (c) promptly and in any event within five (5) Business Days following request therefor by the Lender directed to the persons to whom notice is to be given pursuant to Section 11.02, from time to time such other information regarding the financial condition, operations, or business of the Borrower and its Subsidiaries as the Lender may reasonably request.

     7.02 Existence, Etc. The Borrower will:

          (a) preserve and maintain its legal existence as a real estate investment trust;

           (b) preserve and maintain all of its material rights, privileges, licenses and franchises;

           (c) comply with the requirements of all applicable Requirements of Law (including, without limitation, the Truth in Lending Act, the Real Estate Settlement Procedures Act and all environmental laws) if failure to comply with such requirements should reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect; and

           (d) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

           7.03 Maintenance of Property; Insurance. The Borrower shall keep all property useful and necessary in its business in good working order and condition. The Borrower shall maintain errors and omissions insurance and/or mortgage impairment insurance and blanket bond coverage in such amounts as are in effect on the Effective Date (as disclosed to Lender in writing) and shall not reduce such coverage without the written consent of the Lender, and shall also maintain such other insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities.

           7.04  Notices.

           (a)   The Borrower shall give notice to the Lender promptly:

           (i)   upon the Borrower becoming aware of and in any event within two
      (2) Business Days after, the occurrence of any Default or Event of Default or any Event of Default or Default under any other material agreement of the Borrower;

           (ii) upon, and in any event within three (3) Business Days after, service of process on the Borrower or any of its Subsidiaries, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting the Borrower or any of its Subsidiaries
      (a) that questions or challenges the validity or enforceability of any of the Loan Documents or (b) in which the amount in controversy exceeds $1,000,000;

           (iii) upon the Borrower becoming aware of any default beyond applicable grace periods under the Asset Documents related to any Collateral which should reasonably be expected to materially and adversely affect the Collateral Value of such Asset, any Material Adverse Effect and any other event or change in circumstances which should reasonably be expected to have a Material Adverse Effect;

           (iv) upon the Borrower becoming aware that the Mortgaged Property in respect of any Mortgage Loan has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged, in any case so as to materially and adversely affect the Collateral Value of such Mortgage Loan;

           (v) upon the Borrower's receipt of any Payoff Proceeds of any Mortgage Loan or Mezzanine Loan, and in any event within one (1) Business Day after receipt thereof, unless a request for release with respect to such Mortgage Loan or Mezzanine Loan has been delivered to the Custodian under the Custodial Agreement;

           (vi) of entry of a judgment or decree in an amount in excess of $1,000,000.

Each notice pursuant to this Section 7.04(a) (other than 7.04(a)(v)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

           7.05 Other Information. The Borrower shall furnish to the Lender, as soon as available, copies of any and all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission, any Governmental Authority which supervises the issuance of securities by the Borrower.

           7.06 Further Identification of Collateral. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail, to be provided to the Lender promptly and in any event within five (5) Business Days following request therefor by the Lender directed to the persons to whom notice is to be given pursuant to Section 11.02.

           7.07 Asset Determined to be Defective. Upon discovery by the Borrower or the Lender that a pledged Asset no longer meets the eligibility criteria listed on Schedules 1 through 4 hereto applicable to such Asset, the party discovering such breach shall promptly give notice of such discovery to the other.

           7.08 Reports.

           (a) The Borrower shall deliver or cause to be delivered to the Lender, no later than the last day of each month, a servicing report and Asset Tape in a computer-readable format reasonably acceptable to the Lender, listing and setting forth such information in respect of, all Assets as the Lender may reasonably request, including, without limitation, the outstanding principal balance and delinquency status of each Mortgage Loan and Mezzanine Loan.

           (b) Promptly and in any event within five (5) Business Days following request therefor by the Lender directed to the persons to whom notice is to be given pursuant to Section 11.02, the Borrower shall make available at the Borrower's offices to the Lender and/or permit the Lender to inspect any property, books, valuations, records, audits or other information as the Lender may reasonably request.

           7.09 Borrowing Base Certificates. . The Borrower shall provide to the Lender a Borrowing Base Certificate (i) at the time of delivery of the Borrower's quarterly financial reports and (ii) at the time of delivery of any Notice of Borrowing and Pledge.

           7.10 Financial Condition Covenants.

           (a) Maintenance of Tangible Net Worth. From and after the Initial Funding Date, the Borrower shall not permit Tangible Net Worth at any time to be less than $100,000,000.

           (b) Maintenance of Ratio of Indebtedness to Tangible Net Worth. The Borrower shall not permit the ratio of recourse Indebtedness of the Borrower and its consolidated Subsidiaries to Tangible Net Worth at any time to be greater than 5.0 to 1.0.

           (c) Maintenance of Interest Coverage Ratio. The Borrower shall not permit the Interest Coverage Ratio of the Borrower for any fiscal quarter to be less than 1.45 to 1.00; provided that there shall be excluded from the determination of EBITDA and Interest Expense used in the calculation of the Interest Coverage Ratio the assets and liabilities and income and losses of each consolidated subsidiary of the Borrower that is a special purpose entity created in connection with the issuance of a collateralized mortgage obligation (except, in the case of the income of such special purpose entity, to the extent of an actual distribution thereof in cash to the Borrower).

           7.11 Borrowing Base Deficiency. If at any time there exists a Borrowing Base Deficiency, the Borrower shall cure same in accordance with
Section 2.09 hereof.

           7.12 Prohibition of Fundamental Changes. Without the Lender's prior written consent, neither the Borrower nor any of its Subsidiaries shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets, without the prior written consent of the Lender.

           7.13 Limitation on Liens on Collateral. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, by payment, bonding or otherwise, within twenty (20) days of the filing, of any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement and Permitted Property Liens, and the Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever, other than Persons claiming through the Lender; provided, that if such Lien, security interest or claim relates to all or a substantial portion of the Collateral, the Borrower shall remove such encumbrance immediately.

           7.14 Limitation on Sale or Other Disposition of Collateral. The Borrower will not lease, transfer, assign, sell or otherwise dispose of any Collateral without the prior written consent of the Lender, unless after giving effect to such transaction, any Advances then outstanding do not exceed the Borrowing Base.

           7.15 Limitation on Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) not otherwise prohibited or otherwise permitted under this Loan Agreement, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

           7.16 Underwriting Guidelines. Without prior written consent of the Lender, such consent not to be unreasonably withheld or delayed, the Borrower shall not amend or otherwise modify its Underwriting Guidelines in any material respect.

           7.17 Limitations on Modifications, Waivers and Extensions of Asset Documents. Except as otherwise expressly permitted under this Loan Agreement or the Custodial Agreement, the Borrower will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Asset Document to which the Borrower is a party in any manner which should reasonably be expected to materially and adversely affect the value of such Asset as Collateral unless the Collateral Value of such Asset has been reduced to zero.

     7.18 Servicing. The Borrower shall not permit any Person other than the Servicer to service Mortgage Loans (the Servicer to service Mortgage Loans pursuant to the Servicing Agreement) without the prior written consent of the Lender.

     7.19 Limitation on Distributions. After the occurrence and during the continuation of any Event of Default under Sections 8(a) or (b), the Borrower shall not make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower; provided, however, that the foregoing shall not limit or prohibit the Borrower's payment of dividends or distributions as required by the Code in connection with the Borrower's status as a REIT.

     7.20 Use of Proceeds. The Borrower will use the proceeds of the Advances solely to originate, acquire, fund, manage and service Assets.

     7.21 Selection of Collateral. (a) The Borrower shall not select Assets to be pledged to the Lender through a process that is adverse to the Lender or which results in the Lender receiving pledged Assets that are of lesser quality, determined in the sole discretion of the Lender exercised in good faith, than Assets substantially similar to the Assets pledged to other warehouse lenders pursuant to any other facility to which the Borrower may be a party.

     (b) Until such time as an aggregate of $150,000,000 of Advances relating to First Mortgage Loans have been made, no less than 40% of the First Mortgage Loans financed by the Borrower shall be pledged to the Lender hereunder.

     SECTION 8 Events of Default. Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

     (a) Borrower Default in the Payment of Principal of any Advance. The Borrower shall default in the payment of any principal of any Advance when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

     (b) Borrower Default in the Payment of Interest on any Advance. The Borrower shall default in the payment of any interest on any Advance when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment) and such default shall have continued unremedied for three (3) Business Days; or

     (c) Borrower Default in the Payment of Other Amount. the Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document, and such default shall have continued unremedied for three
(3) Business Days after notice from the Lender; or

     (d) Failure of Representation or Warranty. Any representation, warranty or certification made or deemed made by the Borrower herein or by the Borrower in any other Loan Document or any certificate furnished to the Lender by the Borrower pursuant to the provisions thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

     (e) Default of Covenant. The Borrower shall:

           (i) fail to comply with the requirements of Section 7 hereof (other than Sections 7.01, 7.02(b), 7.02(d), 7.03, 7.05, 7.06, 7.07, 7.08 or
      7.09),

           (ii) fail to comply with the requirements of Sections 7.01, 7.02(b), 7.02(d), 7.03, 7.05, 7.06, 7.07, 7.08 or 7.09 and such default shall continue unremedied for a period of five (5) Business Days, or

           (iii) fail to observe or perform any other covenant, condition or agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of seven (7) Business Days; or

     (f) Cross Default. The Borrower or any of its Subsidiaries shall:

           (i) default in any payment of principal of or interest on any Indebtedness (other than the Advances or non-recourse Indebtedness) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is $1,000,000 or more; or

           (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Advances or non-recourse Indebtedness) or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, in each case beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligation is $1,000,000 or more; or

           (iii) a default, after notice and beyond the expiration of applicable grace periods, under any other Loan Document between Borrower, on the one hand, and Lender on the other hand, which has not been waived by the Lender, the effect of which default or other event or condition is to cause, or give the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) the immediate right to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

     (g) Unsatisfied Judgment. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

     (h) Inability to Pay Debts. The Borrower shall admit in writing its inability to pay its debts as such debts become due; or

     (i) Voluntary Bankruptcy Event. The Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code,

(iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

     (j) Involuntary Bankruptcy Event. A proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

     (k) Termination of Loan Documents. The Custodial Agreement, or any other Loan Document, shall for whatever reason (other than by agreement of the parties thereto) be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Borrower or any of its Affiliates; or

     (l) ERISA Default. (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA,
(iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA,
(v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Lenders is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or
(vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

     (m) Material Adverse Effect. Any other event shall occur which, in the sole good faith discretion of the Lender, should reasonably be expected to have a Material Adverse Effect; or

     (n) Change of Advisor. ERE Yarmouth, Inc., or its Affiliate ceases to act as REIT advisor to the Borrower pursuant to the Investment Advisory Agreement, or the Investment Advisory Agreement is materially amended, in each case without the prior written consent of the Lender, such consent not to be unreasonably withheld or delayed; or

     (o) Pre-Existing Condition. The discovery by the Lender during its continuing due diligence of the Borrower of a condition or event which existed at or prior to the execution hereof and which the Lender, in its sole reasonable discretion, determines could reasonably be expected to result in a Material Adverse Effect; or

     (p) Other Liens. The Borrower shall grant, or suffer to exist, any Lien on any Collateral beyond the period specified for discharge of such Liens pursuant to Section 7.13, except the Liens contemplated hereby and Permitted Property Liens; or the Lender shall cease to have a valid, fully perfected and enforceable first priority security interest in the Collateral; or

     (q) Failure to Answer. The Lender shall reasonably request, specifying the reasons for such request, information, and/or written responses to such requests, regarding the financial well-being of the Borrower and such information and/or responses shall not have been provided within five (5) Business Days of such request or such longer period of time as may be reasonably necessary for the Borrower to provide such information (as determined by the Lender in good faith).

     SECTION 9 Remedies Upon Default.

     (a) Upon the occurrence and during the continuance of one or more Events of Default other than those referred to in Sections 8(i) or (j), and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, the Lender may immediately declare the principal amount of the Advances then outstanding under the Notes to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(i) or (j), and in addition to the remedies provided in Section
4.07 hereof and otherwise provided in this Loan Agreement, such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Notes shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     (b) Upon the occurrence and the continuance of one or more Events of Default, and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments as the Lender shall request. The Borrower shall be responsible for paying any fees of any Servicer resulting from the termination of a Servicer due to an Event of Default. The Lender shall have the right to demand transfer of all servicing rights and obligations to a new servicer acceptable to the Lender (such new servicer shall receive a minimum servicing fee of .50% of the outstanding loan amount or any other amounts necessary to ensure the ability of the Lender to find an appropriate successor servicer). The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Loan Agreement.

     SECTION 10 No Duty of Lender. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

     SECTION 11 Miscellaneous.

     11.01 Waiver. No failure on the part of either party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     11.02 Notices. Except as otherwise expressly permitted by this Loan Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telecopy with confirmation of "good" transmission) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under
Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     11.03 Indemnification and Expenses.

     (a) The Borrower agrees to hold the Lender and each of its officers, directors, agents and employees (each, an "Indemnified Party") harmless from and indemnify each Indemnified Party against all liabilities, losses, damages, judgments, reasonable costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party in any suit, action, claim or proceeding relating to or arising out of this Loan Agreement, the Notes, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Notes, any other Loan Document or any transaction contemplated hereby or thereby, except, in each case, to the extent arising from such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any such Mortgage Loan, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation of the Borrower thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender's reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, the Notes, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel (including all fees and disbursements incurred in any action or proceeding between the Borrower and an Indemnified Party or between an Indemnified Party and any third party relating hereto). The Borrower hereby acknowledges that, notwithstanding the fact that the Notes are secured by the Collateral, the obligation of the Borrower under the Notes is a recourse obligation of the Borrower.

     (b) The Borrower agrees to pay as and when billed by the Lender all of the reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the negotiation, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Notes, any other Loan Document or any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to the Lender, in accordance with the Fee Letter (which shall govern the Borrower's liability with respect to Lender's counsel fees and disbursements in connection with the preparation, execution and delivery of the Loan Documents), (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement, in accordance with
Section 2.15 hereof, (iii) fees relating to the filing of UCC financing statements, and (iv) fees relating to UCC searches for the Borrower in jurisdictions listed on Schedule 6.

     11.04 Amendments. Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Lender and any provision of this Loan Agreement may be waived by the Lender.

     11.05 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     11.06 Survival. The obligations of the Borrower under Section 11.03 hereof shall survive the repayment of the Advances and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Advance, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

     11.07 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

     11.08 Counterparts. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

     11.09 GOVERNING LAW; ETC. THIS LOAN AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS LOAN AGREEMENT), AND SHALL CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE.

     11.10 SUBMISSION TO JURISDICTION; WAIVERS. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

           (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

           (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

           (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

           (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            11.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            11.12 Acknowledgments. The Borrower hereby acknowledges that:

           (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Notes and the other Loan Documents;

           (b) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

           (c) no joint venture exists between the Lender and the Borrower.

            11.13 Hypothecation and Pledge of Collateral. Subject to the rights of Obligors under the Asset Documents and the rights of the Borrower hereunder and in any other Loan Document, the Lender shall have free and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrower.

     11.14 Assignments.

     (a) The Borrower may assign any of its rights or obligations hereunder or under the Notes with the prior written consent of the Lender. The Lender may assign or transfer to any bank or other financial institution that makes or invests in loans or any Affiliate of the Lender all of its rights or obligations under this Loan Agreement and the other Loan Documents with the prior written consent of the Borrower, provided, that such consent shall not be required in the case of an assignment by the Lender to an Affiliate or to a successor entity resulting from a merger or any other fundamental transaction or if an Event of Default has occurred and is continuing.

     (b) The Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees (including prospective assignees).

     (c) The Borrower agrees to cooperate with the Lender in connection with any such assignment, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents in order to give effect to such assignment.

     (d) Notwithstanding anything to the contrary contained herein, no assignment by the Lender shall increase the amount of the Borrower's obligations or expenses or reduce the rights of the Borrower hereunder.

     11.15 Servicing.

     (a) The Borrower covenants to maintain or cause the servicing of the Assets to be maintained in conformity with accepted customary and prudent servicing practices in the industry for the same type of assets as the Assets and in a manner at least equal in quality to the servicing the Borrower provides for Assets which it owns ("Accepted Servicing Practices"). In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earlier of (i) an Event of Default, or (ii) the Termination Date.

     (b) The Borrower agrees that the Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Assets (the "Servicing Records"), and (ii) the Borrower grants the Lender a security interest in all of the Borrower's rights relating to the Assets and all Servicing Records to secure the obligation of the Borrower or its designee to service in conformity with this Section and any other obligation of the Borrower to the Lender. The Borrower covenants to safeguard such Servicing Records and, during the existence of an Event of Default, to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request.

     (c) After the Funding Date, until the pledge of any Asset is relinquished by the Custodian, the Borrower will have no right to materially modify or alter the terms of such Asset

Documents except with the prior written consent of the Lender in its discretion, to be exercised in good faith, and the Borrower will have no obligation or right to repossess such Asset or substitute another Asset, except as provided in the Custodial Agreement; provided, that the Borrower may enter into forbearance agreements or plans with Obligors consistent with its collection activities as servicer of the Assets and in conformity with Accepted Servicing Practices or take such other actions as are permitted under the Servicing Agreement.

     (d) The Borrower shall permit the Lender to inspect the Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Lender that the Borrower or its Affiliate, as the case may be, has the ability to service the Assets as provided in this Loan Agreement.

     11.16 Periodic Due Diligence Review. The Borrower acknowledges that the Lender has the right, if the Lender believes in good faith that Assets included in the Borrowing Base as Eligible Assets are no longer Eligible Assets or have a Collateral Value of zero, to perform one or more due diligence reviews with respect to the Assets, for purposes of verifying eligibility and compliance with the representations, warranties and specifications made hereunder, and the Borrower agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to the Borrower (which prior notice shall not be required after the occurrence and during the continuation of a Default), the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Asset Files and any and all documents, records, agreements, instruments or information relating to such Assets in the possession or under the control of the Borrower and/or the Custodian at their respective normal locations. The Borrower also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Asset Files and the Assets. In those circumstances, the Lender, at its option, has the right to conduct a partial or complete due diligence review on some or all of the Assets, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Assets. The Borrower further agrees that the Borrower shall reimburse the Lender for all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.16. The Lender agrees it shall use best efforts not to disrupt the normal course of business of the Borrower while exercising its rights under this Section 11.16.

     11.17 Set-Off. In addition to any rights and remedies of the Lender provided by this Loan Agreement and by law, the Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of the Borrower. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

     11.18 Confidentiality. The Lender agrees to keep confidential any and all non-public financial and other confidential information provided by the Borrower pursuant to this Agreement and identified as confidential; provided, that the Lender shall have the right to disseminate such information (i) to the Custodian, the Servicer, any outside accounting firm performing analyses in connection with this Loan Agreement or the transactions contemplated hereunder which agrees to comply with the provisions of this
Section 11.18 (ii) to any proposed assignee of the Lender which agrees to comply with the provisions of this Section 11.18, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors who agree to comply with the provisions of this Section 11.18, (iv) upon the request or demand of any examiner or other Governmental Authority having jurisdiction over the Lender, (v) in response to any order of any court or other Governmental Authority, (vi) as may otherwise be required pursuant to any Requirement of Law, (vii) which has been publicly disclosed other than in breach of this Agreement, (viii) in connection with the exercise of any remedy hereunder, and (viii) to any other Person which agrees to comply with the provisions of this Section 11.18 if such dissemination is necessary in connection with this Loan Agreement or the transactions contemplated hereunder, in the good faith determination of the Lender; provided, that in the case of clause (v) of this Section 11.18, the Lender agrees to give the Borrower notice and an opportunity to refute the requirement of disclosure, so long as the Lender incurs no liability as a result of such actions.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                    BORROWER

                                    CHASTAIN CAPITAL CORPORATION


                                    By:_______________________
                                        Name
                                        Title:

                                    Address for Notices:

                                    Chastain Capital Corporation
                                    3424 Peachtree Road, NE, Suite 800
                                    Atlanta, Georgia   30326
                                    Attention:  Mr. Rufus Chambers
                                    Telecopier No.: (404) 848-8929
                                    Telephone No.:  (404) 848-8664

                                    With a copy to:

                                    Paul, Hastings, Janofsky & Walker, LLP
                                    399 Park Avenue
                                    New York, New York   10022
                                    Attention: Kevin O'Shea
                                    Telecopier No.: (212) 319-4090
                                    Telephone No.: (212) 318-6012

                                    LENDER

                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By:_______________________
                                        Name:
                                        Title:

                                    Address for Notices:

                                    60 Wall Street, 18th Floor
                                    New York, New York  10260
                                    Attention:  Clive Bull
                                    Telecopier No.: (212) 648-5138
                                    Telephone No.: (212) 648-9496

                                    With a copy to:

                                    Attention:  General Counsel
                                    Telecopier No.: (212) 648-5968
                                    Telephone No.:  (212) 648-9344

                                                                      SCHEDULE 1

                 ELIGIBILITY CRITERIA RE: FIRST MORTGAGE LOANS

                     Part I. Eligible First Mortgage Loans

     To be an Eligible First Mortgage Loan, a First Mortgage Loan (and the related Asset Documents and related Mortgaged Property) must satisfy, and maintain at all times, the following eligibility characteristics, subject to any exceptions thereto approved in writing by the Lender in its sole discretion:

          (a) The information set forth in the Asset Schedule as to the First Mortgage Loan is complete, true and correct in all material respects;

          (b) The Borrower is the sole owner and holder of the First Mortgage Loan and has good and marketable title thereto, has full right, power and authority to sell and assign such First Mortgage Loan free and clear of any interest or claim of a third party;

          (c) The First Mortgage Loan has not been since the date of origination by the applicable Qualified Originator, and currently is not, thirty (30) or more days delinquent, and the Obligor is not in default thereunder beyond any applicable grace period for the payment of any obligation to pay principal and interest, taxes, insurance premiums and required reserves;

          (d) The Borrower has not advanced funds, or knowingly received any advance of funds from a party other than the Obligor subject to the related Mortgage, directly or indirectly, for the payment of any amount required by the First Mortgage Loan;

          (e) The Asset Documents have been duly and properly executed, and the Asset Documents are legal, valid and binding obligations of the Obligor, and their terms are enforceable against the Obligor, subject only to bankruptcy, insolvency, moratorium, fraudulent transfer, fraudulent conveyance and similar laws affecting rights of creditors generally and to the application of general principles of equity;

          (f) The lien of each Mortgage is insured by an ALTA lender's title insurance policy or its equivalent as adopted in the applicable jurisdiction issued by one or more nationally recognized title insurance companies, insuring the Qualified Originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the First Mortgage Loan after all advances of principal, subject only to (i) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, in the reasonable judgment of the Borrower, materially interferes with the current use of the related Mortgaged Property or the security intended to be provided by such Mortgage or with the Obligor's ability to pay its obligations when they become due or the value of the related Mortgaged Property and (iii) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, in the reasonable judgment of the Borrower, materially interferes with the current use of the related Mortgaged Property or security intended to be provided by such Mortgage, with the Obligor's ability to pay its obligations when they become due or the value of the related Mortgaged Property (or if a title insurance policy has not yet been issued in respect of the First Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of the First Mortgage
               Loan). To the actual knowledge of the Borrower, no material claims have been made under such title policy;

          (g)  As of the date of origination of the First Mortgage
               Loan there were no, and to the best knowledge of the Borrower there are no, mechanics', materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage, unless such lien is insured against under the related title insurance policy;

          (h) Each building or other improvement located on any Mortgaged Property was insured by a fire and extended perils insurance policy, issued by an insurer or reinsured by an insurer meeting the requirements of the Asset Documents, in an amount not less than the replacement cost of the Mortgaged Property; each Mortgaged Property was also covered by business interruption insurance and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; and the Asset Documents obligate the Obligor to maintain all such insurance and, upon the Obligor's failure to do so, authorize the mortgagee to maintain such insurance at the Obligor's cost and expense and to seek reimbursement therefor from such Obligor;

          (i) As of the most recent date of inspection of each Mortgaged Property by the Borrower, based solely on the Borrower's review of the report prepared by the engineer who inspected the structure, exterior walls, roofing, interior construction, mechanical and electrical systems and general conditions of the site, buildings and other improvements with respect to the First Mortgage Loan (which report indicated, where appropriate, a variety of deferred maintenance items and recommended capital improvements with respect to such Mortgaged Property, as well as the estimated cost of such items and improvements and the most recent visual inspection (as described in (r) below) of the Mortgaged Property), no building or other improvement on any Mortgaged Property has been affected in any material manner or suffered any material loss as a result of any fire, wind, explosion, accident, riot, war, or act of God or the public enemy, and each Mortgaged Property is free of any material damage that would affect materially and adversely the value of the Mortgaged Property as security for the First Mortgage Loan and is in good repair. The Borrower has neither received notice, nor is otherwise actually aware, of any proceedings pending for the total condemnation of any Mortgaged Property or a partial condemnation of any portion material to the Obligor's ability to perform its obligations under its related First Mortgage Loan;

          (j) To the Borrower's best knowledge, after review of compliance confirmations from applicable municipalities, surveys and/or title insurance endorsements, none of the improvements included for the purpose of determining the Appraised Value of each Mortgaged Property (except Mortgaged Properties which are legal non-conforming uses and except for immaterial encroachments or where the same is covered by title insurance policy endorsement) at the time of the origination of the First Mortgage Loan lies outside of the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties materially encroach upon the Mortgaged Property except those which are insured against by the title insurance policy (including endorsements thereto) issued in connection with the First Mortgage Loan and all improvements on the Mortgaged Property comply with the applicable zoning laws and/or set-back ordinances in force when improvements were added (except legal non-conforming uses);

          (k)  The First Mortgage Loan does not violate applicable usury laws;

          (l) Since the date of origination of the First Mortgage Loan, the terms of the First Mortgage Loan have not been impaired, waived, altered, satisfied, canceled, subordinated or modified in any respect (except with respect to modifications the economic terms of which are reflected in the Asset Schedule and which are evidenced by documents in the Asset File delivered to the Custodian) and no portion of the Mortgaged Property has been released from the lien of the Mortgage in any manner;

          (m) All applicable Mortgage recording taxes and other filing fees have been paid in full or deposited with the issuer of the title insurance policy issued in connection with the First Mortgage Loan for payment upon recordation of the relevant documents;

          (n) Each assignment of leases and rents, if any, creates a valid assignment of, or a valid security interest in, certain rights under the related leases, subject only to a license granted to the relevant Obligor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, subject only to those exceptions described in clause (f) above. To the best of the Borrower's knowledge and without affirmative investigation, no person other than the relevant Obligor owns any interest in any payments due under such leases that is superior to or of equal priority with the mortgagee's interest therein, subject only to those exceptions described in clause
               (f) above;

          (o) Each Mortgage, upon due recordation, is a valid and enforceable first lien on the related Mortgaged Property, subject only to those exceptions described in clause (f) above;

          (p) The Borrower has not taken any action, nor does the Borrower have any knowledge that the Obligor has taken any action, that would cause the representations and warranties made by the Obligor in the Asset Documents not to be true;

          (q) The proceeds of the First Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Borrower covenants that it will not make any future advances under the First Mortgage Loan to the Obligor. Except for the escrows and disbursements therefrom as contemplated by the Asset Documents, any Obligor requirements for on or off-site improvements as to disbursement of any escrow funds therefor have been complied with; provided, that First Mortgage Loans with earn-out provisions shall be permitted upon the prior consent and approval of the Lender;

          (r) The Borrower has inspected or caused to be inspected each Mortgaged Property within the past twelve months preceding the date hereof;

          (s) The First Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or negative amortization, except with respect to those First Mortgage Loans that provide for deferred interest;

          (t) The First Mortgage Loan is a whole loan and contains no equity participation by the lender;

          (u) To the best knowledge of the Borrower, no fraudulent acts were committed by the Borrower in connection with the origination process of the First Mortgage Loan;

          (v) All taxes and governmental assessments that prior to the date of origination of the First Mortgage Loan became due and owing in respect of each Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established or are insured against by the title insurance policy issued in connection with the origination of the First Mortgage Loan;

          (w) To the extent required under applicable law, the Borrower was authorized to transact and do business in each jurisdiction in which a Mortgaged Property is located at all times when it held the First Mortgage Loan;

          (x) To the best knowledge of the Borrower, there is no material default, breach, violation or event of acceleration existing under any of the Asset Documents and the Borrower has not received actual notice of any event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration; no waiver of the foregoing exists and no person other than the holder of the Note may declare any of the foregoing;

          (y) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against each related Mortgaged Property of the material benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the Obligor which would materially interfere with such right to foreclosure;

          (z) With respect to each Mortgaged Property, a Phase I environmental report and, in certain cases where warranted, a Phase II environmental report or an update to such Phase I report was conducted by a licensed qualified engineer. The Borrower has reviewed each such report and update. The Borrower, having made no independent inquiry other than reviewing the environmental reports and updates referenced herein and without other investigation or inquiry, has no knowledge of any material and adverse environmental condition or circumstance affecting the related Mortgaged Property that was not disclosed in the related report and/or update. The Borrower has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to any Mortgaged Property that was not disclosed in the related report and/or update. The Borrower has not taken any actions which would cause any Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards;

          (aa) The Asset Documents contain provisions for the acceleration of the payment of the unpaid principal balance of the First Mortgage Loan if (i) the Obligor voluntarily transfers or encumbers all or any portion of any related Mortgaged Property, or (ii) any direct or indirect interest in Obligor is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the Asset Documents;

          (bb) To the best of the Borrower's knowledge and without affirmative investigation or inquiry, there is no pending action, suit or proceeding, arbitration or governmental investigation against the Obligor or any Mortgaged Property, the adverse outcome of which could materially and adversely affect the Obligor's performance of its obligations under the Asset Documents;

          (cc) The servicing and collection practices used by any Servicer, and to the best of the Borrower's knowledge, the origination practices of the related Qualified Originator, have been in all respects legal, proper and prudent and have met customary industry standards except to the extent that, in connection with its origination, such standards were modified by the applicable Qualified Originator in its reasonable discretion;

          (dd) In connection with the assignment, transfer or conveyance of any individual Mortgage, the Mortgage Note and Mortgage contain no provision limiting the right or ability of the applicable Qualified Originator to assign, transfer and convey the Mortgage to any other person or entity;

          (ee) If any Mortgaged Property is subject to any leases (other than any Ground Lease referred to in (ii) below), to the best of the Borrower's knowledge, the Obligor is the owner and holder of the landlord's interest under any leases, and the related Mortgage and Assignment of Leases, Rents and Profits, if any, provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provide for rents to be paid directly to mortgagee in the event of a default, subject to the exceptions described in clause (f) hereof;

          (ff) If a Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with the sale or release of the Mortgaged Property following default or payment of the First Mortgage Loan;

          (gg) Any insurance proceeds in respect of a casualty loss or taking (other than business interruption/rental interruption proceeds) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds (provided that such proceeds exceed the threshold amount described in the Asset Documents) as the repair or restoration progresses, or to the payment of the outstanding principal balance of the First Mortgage Loan together with any accrued interest thereon, except to the extent of any excess proceeds after restoration;

          (hh) Either (a) no improvements located on a Mortgaged Property are located in a federally-designated special flood hazard area as defined by the Federal Insurance Administration or, (b) the Obligor is required to maintain, or the Borrower maintains, flood insurance with respect to such improvements in an amount representing coverage not less than the least of (1) the outstanding principal balance of the First Mortgage Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended;

          (ii) With respect to any Mortgage which is secured in whole or in part by the interest of a Obligor as a lessee under a Ground Lease and based upon the terms of the Ground Lease or an estoppel letter from the ground lessor the following apply to such Ground Lease:

               (A) The Ground Lease or a memorandum thereof has been duly recorded, the Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage, does not restrict the use of the Mortgaged Property by the lessee or its successors and assigns in a manner that would adversely affect the security provided by the related Mortgage, and there has not been a material change in the terms of the Ground Lease since its recordation, with the exception of written instruments which are part of the related Asset Documents delivered to the Custodian.

               (B) The Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions described in clause (f) hereof.

               (C) The Borrower's interest in the Ground Lease is assignable to the holder of the Mortgage upon notice to, but without the consent of, the lessor thereunder and, in the event that it is so assigned, it is further assignable by the trustee and its successors and assigns upon notice to, but without a need to obtain the consent of, such lessor.

               (D) To the best of the Borrower's knowledge, as of the Origination Date of the First Mortgage Loan, the Ground Lease was in full force and effect and no material default had occurred under the ground lease and there was no existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the ground lease. No notice of default under the Ground Lease has been received by the Borrower.

               (E) The Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee; and the Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy of the notice has been delivered to the mortgagee in the manner described in such Ground Lease or estoppel letter.

               (F) The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any default under the Ground Lease which is curable after the receipt of notice of any default, before the lessor thereunder may terminate the Ground Lease.

               (G) The Ground Lease either (i) has a term which extends not less than ten (10) years beyond the maturity date of the related First Mortgage Loan or (ii) grants the lessee the option to extend the term of the lease for a period (in the aggregate) which exceeds not less than ten (10) years beyond the maturity date of the related First Mortgage Loan.

               (H) The ground lease requires the lessor to enter into a new lease with the mortgagee having substantially similar terms as the old lease upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding, provided the mortgagee cures the lessee's defaults to the extent they are curable and succeeds to the interest of the Obligor.

               (I) Under the terms of the Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the First Mortgage Loan together with any accrued interest thereon.

               (J) Such Ground Lease does not impose any material restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor.

               (K) Either the Ground Lease or the related Mortgage contains the Borrower's covenant that such Ground Lease shall not be amended, canceled, or terminated without the prior written consent of the mortgagee.

               (L) Either the Ground Lease or an estoppel letter contains a covenant that the lessor thereunder is not permitted in the absence of an uncured default under the Ground Lease, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

          (jj) (i) the First Mortgage Loan is directly secured by a Mortgage on a commercial real property, and (ii) the fair market value of such real property, as evidenced by an appraisal conducted within 12 months of the origination of the First Mortgage Loan, or as determined by the Borrower based on market studies and pursuant to its underwriting standards, was at least equal to 80% of the principal amount of the First Mortgage Loan (A) at origination (or if the First Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the First Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (B) at the related Funding Date; provided that the fair market value of the real property interest must first be reduced by (1) the amount of any lien on the real property interest that is senior to the First Mortgage Loan (unless such senior lien also secures a First Mortgage Loan, in which event the computation described in (A) and (B) shall be made on an aggregated basis) and (2) a proportionate amount of any lien that is in parity with the First Mortgage Loan (unless such other lien secures a First Mortgage Loan that is cross-collateralized with such First Mortgage Loan, in which event the computation described in (A) and (B) shall be made on an aggregate basis);

          (kk) To the best knowledge of the Borrower, certificates of occupancy and building permits, as applicable, have been issued with respect to the Mortgaged Property;

          (ll) Any escrow accounts for taxes or other reserves required to be funded on the date of origination of the First Mortgage Loan pursuant to the Asset Documents have been funded and all such escrow accounts required to have been funded as of the Funding Date (taking into account any applicable notice and grace period) have been funded;

          (mm) The related Assignment of Mortgage constitutes a legal, valid and binding assignment of the related Mortgage to the Lender, and the related Reassignment of Assignment of Leases, Rents and Profits, if any, constitutes a legal, valid and binding assignment thereof to the Lender;

          (nn) The related Note is not, and has not been since the date of origination of the First Mortgage Loan, secured by any collateral except the lien of the related Mortgage, any related Assignment of Leases, Rents and Profits and any related security agreement and escrow agreement and any other collateral being transferred to the Lender hereunder; the security for the First Mortgage Loan consists only of the related Mortgaged Property or Properties, any leases (including without limitation any credit leases) thereof, and any appurtenances, fixtures and other property located thereon and any other collateral pledged or given as part of the Asset Documents being assigned to the Lender hereunder; and such Mortgaged Property or Properties do not secure any First Mortgage Loan other than the First Mortgage Loan being transferred and assigned to the Lender hereunder (except for First

               Mortgage Loans, if any, which are cross-collateralized with other First Mortgage Loans being conveyed to the Lender or subsequent transferee hereunder and identified on the Asset Schedule);

          (oo) To the Borrower's knowledge, based on due diligence that it customarily performs in the origination of comparable Mortgage Loans, as of the date of origination of each Mortgage Loan, the related Obligor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated;

          (pp) With respect to each First Mortgage Loan with a principal balance greater than or equal to $5,000,000: (A) The Obligor is an entity whose organizational documents provide that it is, and at least so long as the First Mortgage Loan is outstanding will continue to be, a single-purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which is formed or organized solely for the purpose of owning and operating a single property, does not engage in any business unrelated to such property and its financing, does not have any assets other than those related to its interest in the property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other Asset Documents, has its own books and records and accounts separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person);

               (B) A non-consolidation opinion was obtained for the Obligor or affiliated group of the Obligor of First Mortgage Loans or groups of First Mortgage Loans with an original principal balance in excess of $20,000,000.

               (C) The general partners or managing members of the Obligor or Affiliates of the Obligor of First Mortgage Loans or groups of First Mortgage Loans having an original principal balance in excess of $20,000,000 have an independent director.

          (qq) No Lien securing Indebtedness (other than said First Mortgage
               Loan) encumbers the related Mortgaged Property.

                             Part II  Defined Terms

     In addition to terms defined elsewhere in the Loan Agreement, the following terms shall have the following meanings when used in this Schedule 2:

     "ALTA" means the American Land Title Association.

     "Appraised Value" shall mean the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

     "Best's" means Best's Key Rating Guide, as the same shall be amended from time to time.

     "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

     "FNMA" means the Federal National Mortgage Association, or any successor thereto.

     "Ground Lease" means a lease for all or any portion of the real property comprising the Mortgaged Property, the lessee's interest in which is held by the Obligor of the related Mortgage Loan.

     "Origination Date" shall mean, with respect to each Mortgage Loan, the date of the Mortgage Note relating to such Mortgage Loan, unless such information is not provided by the Borrower with respect to such Mortgage Loan, in which case the Origination Date shall be deemed to be the date that is 40 days prior to the date of the first payment under the Mortgage Note relating to such Mortgage Loan.

     "Qualified Originator" means the Borrower or an originator of Mortgage Loans reasonably acceptable to the Lender.

                                                                      SCHEDULE 2

                    ELIGIBILITY CRITERIA RE: MEZZANINE LOANS

     To be an Eligible Mezzanine Loan, a Mezzanine Loan (and the related Mezzanine Loan documents, Mortgaged Property and pledged equity interests) must satisfy, and maintain at all times, the following eligibility characteristics, subject to any exceptions thereto approved in writing by the Lender in its sole discretion:

     (a) The LTV of the Mezzanine Loan is not greater than 90%.

     (b) The combined Debt Service Coverage Ratio of the Mezzanine Loan and the related First Mortgage Loan is not less than 1.05 to 1.00.

     (c) The Mezzanine Loan borrower is a special purpose entity that is not permitted to have any indebtedness other than the debt associated with the Mezzanine Loan (and the related First Mortgage Loan) and obligations pursuant to its ownership of subsidiaries, meeting all such criteria as is typically associated with special purpose entities in loans of this type.

     (d) The Mezzanine Loan contains a pledge of controlling equity interests of the Mezzanine Loan borrower's Subsidiary.

     (e) The Mezzanine Loan contains the rights of the Mezzanine Lender to consent to the budget of the borrower's Subsidiary whose equity interests are pledged.

     (f) The maturity date on the Mezzanine Loan shall not be later than the earlier of (i) the maturity date of the Mortgage Loan attaching to the property of the Mezzanine borrower's subsidiary and (ii) the date on which such Mortgage Loan's amortization increases to a higher payment rate.

     (g) The Mezzanine Loan shall satisfy all other reasonable conditions that the Lender, in its sole discretion, shall impose.

                                                                      SCHEDULE 3

                     ELIGIBILITY CRITERIA RE: REO PROPERTY

     To be an Eligible REO Property, an REO Property must satisfy, and maintain at all times, the following eligibility characteristics, subject to any exceptions thereto approved in writing by the Lender in its sole discretion:

     (a) REO Properties as Described. The information set forth in the Asset Schedule with respect to the REO Property is complete, true and correct in all material respects.

     (b) Hazard Insurance. Unless otherwise approved by the Lender, the REO Property is insured by a fire and extended perils insurance policy, and such other hazards as are customary in the area where the REO Property is located, in an amount not less than the greater of (i) 100% of the replacement cost of all improvements to the REO Property, or (ii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the REO Property. If any portion of the REO Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (1) the full insurable value of the REO Property, and (2) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. All premiums on such insurance policy which have become due and payable have been paid. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. The Borrower has not engaged in any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by the Borrower.

     (c) No Lien. The REO Property is not subject to any Liens except:

            (1) the lien of current real property taxes and assessments not yet due and payable or due and payable and approved by the Lender;

            (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the owner's title insurance policy delivered to the owner of the REO Property and referred to or otherwise considered in the appraisal made for the REO Property;

            (3) except as disclosed in the due diligence materials provided by the related Obligor;

            (4) the Lien of any REO Property Mortgage; and

            (5) if the REO Property is a leasehold estate, the Lien of the related ground lease.

     (d) Ownership. The Borrower or applicable REO Subsidiary are the sole owners and holders of the REO Property. The Borrower or applicable REO Subsidiary have good, indefeasible and marketable fee (or, if applicable, leasehold) title to the REO Property, and have full right to transfer, and pledge the REO Property to the Lender free and clear of any encumbrance, equity, participation interest, lien (except any lien set forth in subsection
(c) above), pledge, charge, claim or security interest.

     (e) Title Insurance. Except as disclosed to the Lender, the REO Property is covered by either (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the REO Property is located or (ii) an ALTA owner's title insurance policy or other generally acceptable form of policy or insurance and each such title insurance policy is issued by a generally acceptable title insurer qualified to do business in the jurisdiction where the REO Property is located, insuring the Borrower or the applicable REO Subsidiary, their successors and assigns, as to the fee (or if applicable, leasehold) ownership of the REO Property.

     (f) No Mechanics' Liens. Unless approved by the Lender, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the REO Property which are or may become liens against the REO Property.

     (g) REO Property Undamaged. The REO Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the REO Property and each REO Property is in good repair. There have not been any condemnation proceedings with respect to the REO Property and the Borrower has no knowledge of any such proceedings.

                                                                      SCHEDULE 4

                 ELIGIBILITY CRITERIA FOR SECOND MORTGAGE LOANS

                     Part I. Eligible Second Mortgage Loans

     To be an Eligible Second Mortgage Loan, a Second Mortgage Loan (and the related Asset Documents and related Mortgaged Property) must satisfy, and maintain at all times, the following eligibility characteristics, subject to any exceptions thereto approved in writing by the Lender in its sole discretion:

          (a) The information set forth in the Asset Schedule as to the Second Mortgage Loan is complete, true and correct in all material respects;

          (b) The Borrower is the sole owner and holder of the Second Mortgage Loan and has good and marketable title thereto, has full right, power and authority to sell and assign such Second Mortgage Loan free and clear of any interest or claim of a third party;

          (c) The Second Mortgage Loan has not been since the date of origination by the applicable Qualified Originator, and currently is not, thirty (30) or more days delinquent, and the Obligor is not in default thereunder beyond any applicable grace period for the payment of any obligation to pay principal and interest, taxes, insurance premiums and required reserves;

          (d) The Borrower has not advanced funds, or knowingly received any advance of funds from a party other than the Obligor subject to the related Mortgage, directly or indirectly, for the payment of any amount required by the Second Mortgage Loan;

          (e) The Asset Documents have been duly and properly executed, and the Asset Documents are legal, valid and binding obligations of the Obligor, and their terms are enforceable against the Obligor, subject only to bankruptcy, insolvency, moratorium, fraudulent transfer, fraudulent conveyance and similar laws affecting rights of creditors generally and to the application of general principles of equity;

          (f) The lien of each Mortgage is insured by an ALTA lender's title insurance policy or its equivalent as adopted in the applicable jurisdiction issued by one or more nationally recognized title insurance companies, insuring the Qualified Originator, its successors and assigns, as to the second priority lien of the Mortgage in the original principal amount of the Second Mortgage Loan after all advances of principal, subject only to (i) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, in the reasonable judgment of the Borrower, materially interferes with the current use of the related Mortgaged Property or the security intended to be provided by such Mortgage or with the Obligor's ability to pay its obligations when they become due or the value of the related Mortgaged Property and (iii) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, in the reasonable judgment of the Borrower, materially interferes with the current use of the related Mortgaged Property or security intended to be provided by such Mortgage, with the Obligor's ability to pay its obligations when they become due or the value of the related Mortgaged Property (or if a title insurance policy has not yet been issued in respect of the Second Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of the Second Mortgage Loan). To the actual knowledge of the Borrower, no material claims have been made under such title policy;

          (g)  As of the date of origination of the Second Mortgage
               Loan there were no, and to the best knowledge of the Borrower there are no, mechanics', materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage, unless such lien is insured against under the related title insurance policy;

          (h) Each building or other improvement located on any Mortgaged Property was insured by a fire and extended perils insurance policy, issued by an insurer or reinsured by an insurer meeting the requirements of the Asset Documents, in an amount not less than the replacement cost of the Mortgaged Property; each Mortgaged Property was also covered by business interruption insurance and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; and the Asset Documents obligate the Obligor to maintain all such insurance and, upon the Obligor's failure to do so, authorize the mortgagee to maintain such insurance at the Obligor's cost and expense and to seek reimbursement therefor from such Obligor;

          (i) As of the most recent date of inspection of each Mortgaged Property by the Borrower, based solely on the Borrower's review of the report prepared by the engineer who inspected the structure, exterior walls, roofing, interior construction, mechanical and electrical systems and general conditions of the site, buildings and other improvements with respect to the Second Mortgage Loan (which report indicated, where appropriate, a variety of deferred maintenance items and recommended capital improvements with respect to such Mortgaged Property, as well as the estimated cost of such items and improvements and the most recent visual inspection (as described in (r) below) of the Mortgaged Property), no building or other improvement on any Mortgaged Property has been affected in any material manner or suffered any material loss as a result of any fire, wind, explosion, accident, riot, war, or act of God or the public enemy, and each Mortgaged Property is free of any material damage that would affect materially and adversely the value of the Mortgaged Property as security for the Second Mortgage Loan and is in good repair. The Borrower has neither received notice, nor is otherwise actually aware, of any proceedings pending for the total condemnation of any Mortgaged Property or a partial condemnation of any portion material to the Obligor's ability to perform its obligations under its related Second Mortgage Loan;

          (j) To the Borrower's best knowledge, after review of compliance confirmations from applicable municipalities, surveys and/or title insurance endorsements, none of the improvements included for the purpose of determining the Appraised Value of each Mortgaged Property (except Mortgaged Properties which are legal non-conforming uses and except for immaterial encroachments or where the same is covered by title insurance policy endorsement) at the time of the origination of the Second Mortgage Loan lies outside of the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties materially encroach upon the Mortgaged Property except those which are insured against by the title insurance policy (including endorsements thereto) issued in connection with the Second Mortgage Loan and all improvements on the Mortgaged Property comply with the applicable zoning laws and/or set-back ordinances in force when improvements were added (except legal non-conforming uses);

          (k)  The Second Mortgage Loan does not violate applicable usury laws;

          (l) Since the date of origination of the Second Mortgage Loan, the terms of the Second Mortgage Loan have not been impaired, waived, altered, satisfied, canceled, subordinated or modified in any respect (except with respect to modifications the economic terms of which are reflected in the Asset Schedule and which are evidenced by documents in the Asset File delivered to the Custodian) and no portion of the Mortgaged Property has been released from the lien of the Mortgage in any manner;

          (m) All applicable Mortgage recording taxes and other filing fees have been paid in full or deposited with the issuer of the title insurance policy issued in connection with the Second Mortgage Loan for payment upon recordation of the relevant documents;

          (n) Each assignment of leases and rents, if any, creates a valid assignment of, or a valid security interest in, certain rights under the related leases, subject only to a license granted to the relevant Obligor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, subject only to those exceptions described in clause (f) above. To the best of the Borrower's knowledge and without affirmative investigation, no person other than the relevant Obligor owns any interest in any payments due under such leases that is superior to or of equal priority with the mortgagee's interest therein, subject only to those exceptions described in clause (f) above;

          (o) Each Mortgage, upon due recordation, is a valid and enforceable second lien on the related Mortgaged Property, subject only to those exceptions described in clause (f) above;

          (p) The Borrower has not taken any action, nor does the Borrower have any knowledge that the Obligor has taken any action, that would cause the representations and warranties made by the Obligor in the Asset Documents not to be true;

          (q) The proceeds of the Second Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Borrower covenants that it will not make any future advances under the Second Mortgage Loan to the Obligor. Except for the escrows and disbursements therefrom as contemplated by the Asset Documents, any Obligor requirements for on or off-site improvements as to disbursement of any escrow funds therefor have been complied with; provided, that First Mortgage Loans with earn-out provisions shall be permitted upon the prior consent and approval of the Lender;

          (r) The Borrower has inspected or caused to be inspected each Mortgaged Property within the past twelve months preceding the date hereof;

          (s) The Second Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or negative amortization, except with respect to those Second Mortgage Loans that provide for deferred interest;

          (t) The Second Mortgage Loan is a whole loan and contains no equity participation by the lender;

          (u) To the best knowledge of the Borrower, no fraudulent acts were committed by the Borrower in connection with the origination process of the Second Mortgage Loan;

          (v) All taxes and governmental assessments that prior to the date of origination of the Second Mortgage Loan became due and owing in respect of each Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established or are insured against by the title insurance policy issued in connection with the origination of the Second Mortgage Loan;

          (w) To the extent required under applicable law, the Borrower was authorized to transact and do business in each jurisdiction in which a Mortgaged Property is located at all times when it held the Second Mortgage Loan;

          (x) To the best knowledge of the Borrower, there is no material default, breach, violation or event of acceleration existing under any of the Asset Documents and the Borrower has not received actual notice of any event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration; no waiver of the foregoing exists and no person other than the holder of the Note may declare any of the foregoing;

          (y) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against each related Mortgaged Property of the material benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the Obligor which would materially interfere with such right to foreclosure;

          (z) With respect to each Mortgaged Property, a Phase I environmental report and, in certain cases where warranted, a Phase II environmental report or an update to such Phase I report was conducted by a licensed qualified engineer. The Borrower has reviewed each such report and update. The Borrower, having made no independent inquiry other than reviewing the environmental reports and updates referenced herein and without other investigation or inquiry, has no knowledge of any material and adverse environmental condition or circumstance affecting the related Mortgaged Property that was not disclosed in the related report and/or update. The Borrower has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to any Mortgaged Property that was not disclosed in the related report and/or update. The Borrower has not taken any actions which would cause any Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards;

          (aa) The Asset Documents contain provisions for the acceleration of the payment of the unpaid principal balance of the Second Mortgage Loan if (i) the Obligor voluntarily transfers or encumbers all or any portion of any related Mortgaged Property, or (ii) any direct or indirect interest in Obligor is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the Asset Documents;

          (bb) To the best of the Borrower's knowledge and without affirmative investigation or inquiry, there is no pending action, suit or proceeding, arbitration or governmental investigation against the Obligor or any Mortgaged Property, the adverse outcome of which could materially and adversely affect the Obligor's performance of its obligations under the Asset Documents;

          (cc) The servicing and collection practices used by any Servicer, and to the best of the Borrower's knowledge, the origination practices of the related Qualified Originator, have been in all respects legal, proper and prudent and have met customary industry standards except to the extent that, in connection with its origination, such standards were modified by the applicable Qualified Originator in its reasonable discretion;

          (dd) In connection with the assignment, transfer or conveyance of any individual Mortgage, the Mortgage Note and Mortgage contain no provision limiting the right or ability of the applicable Qualified Originator to assign, transfer and convey the Mortgage to any other person or entity;

          (ee) If any Mortgaged Property is subject to any leases (other than any Ground Lease referred to in (ii) below), to the best of the Borrower's knowledge, the Obligor is the owner and holder of the landlord's interest under any leases, and the related Mortgage and Assignment of Leases, Rents and Profits, if any, provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provide for rents to be paid directly to mortgagee in the event of a default, subject to the exceptions described in clause (f) hereof;

          (ff) If a Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with the sale or release of the Mortgaged Property following default or payment of the Second Mortgage Loan;

          (gg) Any insurance proceeds in respect of a casualty loss or taking (other than business interruption/rental interruption proceeds) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the first mortgagee or with the mortgagee or a trustee appointed by them having the right to hold and disburse such proceeds (provided that such proceeds exceed the threshold amount described in the Asset Documents) as the repair or restoration progresses, or to the payment of the outstanding principal balance of the first Mortgage Loan and then the Second Mortgage Loan together with any accrued interest thereon, except to the extent of any excess proceeds after restoration;

          (hh) Either (a) no improvements located on a Mortgaged Property are located in a federally-designated special flood hazard area as defined by the Federal Insurance Administration or, (b) the Obligor is required to maintain, or the Borrower maintains, flood insurance with respect to such improvements in an amount representing coverage not less than the least of (1) the outstanding principal balance of the first Mortgage Loan and the Second Mortgage Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended;

          (ii) With respect to any Mortgage which is secured in whole or in part by the interest of an Obligor as a lessee under a Ground Lease and based upon the terms of the Ground Lease or an estoppel letter from the ground lessor the following apply to such Ground Lease:

               (A) The Ground Lease or a memorandum thereof has been duly recorded, the Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage, does not restrict the use of the Mortgaged Property by the lessee or its successors and assigns in a manner that would adversely affect the security provided by the related Mortgage, and there has not been a material change in the terms of the Ground Lease since its recordation, with the exception of written instruments which are part of the related Asset Documents delivered to the Custodian.

               (B) The Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions described in clause (f) hereof.

               (C) The Borrower's interest in the Ground Lease is, subject to the prior rights of the holder of the first Mortgage Loan, assignable to the holder of the Mortgage upon notice to, but without the consent of, the lessor thereunder and, in the event that it is so assigned, it is further assignable by the trustee and its successors and assigns upon notice to, but without a need to obtain the consent of, such lessor.

               (D) To the best of the Borrower's knowledge, as of the Origination Date of the Second Mortgage Loan, the Ground Lease was in full force and effect and no material default had occurred under the ground lease and there was no existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the ground lease. No notice of default under the Ground Lease has been received by the Borrower.

               (E) The Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee; and the Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy of the notice has been delivered to the mortgagee in the manner described in such Ground Lease or estoppel letter.

               (F) The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any default under the Ground Lease which is curable after the receipt of notice of any default, before the lessor thereunder may terminate the Ground Lease.

               (G) The Ground Lease either (i) has a term which extends not less than ten (10) years beyond the maturity date of the related Second Mortgage Loan or (ii) grants the lessee the option to extend the term of the lease for a period (in the aggregate) which exceeds not less than ten (10) years beyond the maturity date of the related Second Mortgage Loan.

               (H) The ground lease requires the lessor to enter into a new lease with the mortgagee having substantially similar terms as the old lease, subject to the prior rights of the holder of the first Mortgage Loan, upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding, provided the mortgagee cures the lessee's defaults to the extent they are curable and succeeds to the interest of the Obligor.

               (I) Under the terms of the Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the first mortgagee or the mortgagee or a trustee appointed by them having the right to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the first Mortgage Loan and then the Second Mortgage Loan together with any accrued interest thereon.

               (J) Such Ground Lease does not impose any material restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor.

               (K) Either the Ground Lease or the related Mortgage contains the Borrower's covenant that such Ground Lease shall not be amended, canceled, or terminated without the prior written consent of the mortgagee.

               (L) Either the Ground Lease or an estoppel letter contains a covenant that the lessor thereunder is not permitted in the absence of an uncured default under the Ground Lease, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

          (jj) (i) the Second Mortgage Loan is directly secured by a Mortgage on a multi-family or commercial real property, and (ii) the fair market value of such real property, as evidenced by an appraisal conducted within 12 months of the origination of the Second Mortgage Loan, or as determined by the Borrower based on market studies and pursuant to its underwriting standards, was at least equal to 80% of the principal amount of the Second Mortgage Loan
               (A) at origination of the Second Mortgage Loan (or if the Second Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Second Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (B) at the related Funding Date; provided that the fair market value of the real property interest must first be reduced by (1) the amount of any lien on the real property interest that is senior to the Second Mortgage Loan and the related first Mortgage Loan and (2) a proportionate amount of any lien that is in parity with the Second Mortgage Loan (unless such other lien secures a Second Mortgage Loan that is cross-collateralized with such Second Mortgage Loan, in which event the computation described in (A) and (B) shall be made on an aggregate basis);

          (kk) To the best knowledge of the Borrower, certificates of occupancy and building permits, as applicable, have been issued with respect to the Mortgaged Property;

          (ll) Any escrow accounts for taxes or other reserves required to be funded on the date of origination of the Second Mortgage Loan pursuant to the Asset Documents have been funded and all such escrow accounts required to have been funded as of the Funding Date (taking into account any applicable notice and grace period) have been funded;

          (mm) The related Assignment of Mortgage constitutes a legal, valid and binding assignment of the related Mortgage to the Lender, and the related Reassignment of Assignment of Leases, Rents and Profits, if any, constitutes a legal, valid and binding assignment thereof to the Lender;

          (nn) The related Note is not, and has not been since the date of origination of the Second Mortgage Loan, secured by any collateral except the lien of the related Mortgage, any related Assignment of Leases, Rents and Profits and any related security agreement and escrow agreement and any other collateral being transferred to the Lender hereunder; the security for the Second Mortgage Loan consists only of the related Mortgaged Property or Properties, any leases

               (including without limitation any credit leases) thereof, and any appurtenances, fixtures and other property located thereon and any other collateral pledged or given as part of the Asset Documents being assigned to the Lender hereunder; and such Mortgaged Property or Properties do not secure any Mortgage Loan other than the related first Mortgage Loan and the Second Mortgage Loan being transferred and assigned to the Lender hereunder (except for Mortgage Loans, if any, which are cross-collateralized with other Mortgage Loans being conveyed to the Lender or subsequent transferee hereunder and identified on the Asset Schedule);

          (oo) To the Borrower's knowledge, based on due diligence that it customarily performs in the origination of comparable Second Mortgage Loans, as of the date of origination of each Second Mortgage Loan, the related Obligor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated;

          (pp) With respect to each Second Mortgage Loan with a principal balance greater than or equal to $5,000,000: (A) The Obligor is an entity whose organizational documents provide that it is, and at least so long as the Second Mortgage Loan is outstanding will continue to be, a single-purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which is formed or organized solely for the purpose of owning and operating a single property, does not engage in any business unrelated to such property and its financing, does not have any assets other than those related to its interest in the property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other Asset Documents, has its own books and records and accounts separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person);

               (B) A non-consolidation opinion was obtained for the Obligor or affiliated group of the Obligor of Second Mortgage Loans or groups of Second Mortgage Loans with an original principal balance in excess of $20,000,000.

               (C) The general partners or managing members of the Obligor or Affiliates of the Obligor of Second Mortgage Loans or groups of Second Mortgage Loans having an original principal balance in excess of $20,000,000 have an independent director.

          (qq) No Lien securing Indebtedness (other than said Second Mortgage Loan and the related First Mortgage Loan) encumbers the related Mortgaged Property.

                                                                      SCHEDULE 5

                      ELIGIBILITY CRITERIA RE: SECURITIES

     To be an Eligible Security, a Security (and the related documents) must satisfy, and maintain at all times, the following eligibility characteristics, subject to any exceptions thereto approved in writing by the Lender in its sole discretion:

     (a) All of the Securities have been validly issued, and are fully paid and non-assessable, and the Securities have been offered, issued and sold in compliance with all applicable laws and (i) there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance, in connection with the Securities; (ii) there are no agreements on the part of the Borrower to issue, sell or distribute the Securities; and (iii) except as provided in this Agreement, the Borrower have no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Securities.

     (b) The Borrower is, or will be upon issuance of the Securities, the record and beneficial owner of, and has, or will have upon issuance, good title to, the Securities, free of any and all Liens or options in favor of, or claims of, any other Person, except the interest created by this Loan Agreement.

     (c) The Securities, when pledged to the Lender, shall be unencumbered, and this Loan Agreement, together with delivery to the Lender or the Custodian of the Securities and with respect to any uncertificated Securities, the execution and delivery of a "control" agreement and the taking of such other actions as may be necessary for the Lender to obtain "control" (as defined in Article 8 of the Georgia Uniform Commercial Code) over such securities and the filing of a financing statement on Form UCC-1 with the Clerk of Superior Court of any county in the State of Georgia naming the Borrower as "debtor" and the Lender as "secured party" and describing such Collateral as the "collateral", and if requested by the Lender, the execution of a Letter of Instruction by the parties thereto or the re-registration of the Securities in the name of the Lender, will create a valid first priority perfected security interest in such Collateral and a valid securities entitlement in the related Securities in favor of the Lender in accordance with its terms against all creditors of the Borrower and any Persons purporting to purchase such Securities from the Borrower.

     (d) The Borrower has obtained from any and all concerned creditors, any waivers, amendments, releases or acknowledgments necessary to create and perfect in favor of the Lender the first priority security interests provided herein.

     (e) All of the representations and warranties in any applicable Pooling and Servicing Agreement or similar agreement pursuant to which Securities are issued, as amended, supplemented or otherwise modified from time to time are true and correct in all material respects as of the date hereof as if made on such date and are incorporated herein by reference mutatis mutandis. No "Event of Default" or similar event has occurred and is continuing under any Pooling and Servicing Agreement.

                                                                      SCHEDULE 6

                        FILING JURISDICTIONS AND OFFICES

        Office of the Clerk of Superior Court of Fulton County, Georgia

                                                                      SCHEDULE 7

                                  SUBSIDIARIES

                                                                     EXHIBIT A-1

                        [FORM OF COMMITTED ADVANCE NOTE]

$450,000,000                                                       May 15, 1998
                                                             New York, New York

     FOR VALUE RECEIVED, CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), hereby promises to pay to the order of MORGAN GUARANTY TRUST COMPANY OF NEW YORK a New York banking corporation (the "Lender"), at the principal office of the Lender at 60 Wall Street, New York, New York, in lawful money of the United States, and in immediately available funds, the principal sum of FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

     The date, amount and interest rate of each Advance made by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Advances made by the Lender.

     This Note is the Note referred to in the Master Loan and Security Agreement dated as of May 15, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") between the Borrower and the Lender, and evidences Advances made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

     The Borrower agrees to pay all the Lender's costs of collection and enforcement (including attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, attorneys' fees through appellate proceedings.

     Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

     The Borrower, and any endorsers hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

     Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

     Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules. The Borrower hereby submits to New York jurisdiction with respect to any action brought with respect to this Note and waives any right with respect to the doctrine of forum non conveniens with respect to such transactions.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE BUT WITH REFERENCE TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS NOTE) WHOSE LAWS THE BORROWER EXPRESSLY ELECTS TO APPLY TO THIS NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.



                                    CHASTAIN CAPITAL CORPORATION


                                    By:_______________________
                                        Title:
                                        Title:

                              SCHEDULE OF ADVANCES

     This Note evidences Advances made under the within-described Loan Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:


               LIBOR OR BASE          PRINCIPAL         INTEREST   AMOUNT PAID        UNPAID         NOTATION
  DATE         RATE ADVANCE           AMOUNT OF           RATE     OR PREPAID        PRINCIPAL       MADE BY
  MADE                                 ADVANCE                                        AMOUNT
---------   ------------------    -------------------   --------   -----------   ----------------    -------


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

                                                                     EXHIBIT A-2

                      [FORM OF UNCOMMITTED ADVANCE NOTE]

$200,000,000                                                       May 15, 1998
                                                             New York, New York

     FOR VALUE RECEIVED, CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), hereby promises to pay to the order of MORGAN GUARANTY TRUST COMPANY OF NEW YORK a New York banking (the "Lender"), at the principal office of the Lender at 60 Wall Street, New York, NY, in lawful money of the United States, and in immediately available funds, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

     The date, amount and interest rate of each Advance made by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Advances made by the Lender.

     This Note is the Note referred to in the Master Loan and Security Agreement dated as of May 15, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") between the Borrower and the Lender, and evidences Advances made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

     The Borrower agrees to pay all the Lender's costs of collection and enforcement (including attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, attorneys' fees through appellate proceedings.

     Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

     The Borrower, and any endorsers hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

     Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

     Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules. The Borrower hereby submits to New York jurisdiction with respect to any action brought with respect to this Note and waives any right with respect to the doctrine of forum non conveniens with respect to such transactions.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE BUT WITH REFERENCE TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS NOTE) WHOSE LAWS THE BORROWER EXPRESSLY ELECTS TO APPLY TO THIS NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                                    CHASTAIN CAPITAL CORPORATION

                                    By:_______________________
                                        Title:
                                        Title:

                              SCHEDULE OF ADVANCES

     This Note evidences Advances made under the within-described Loan Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:


             LIBOR OR BASE     PRINCIPAL      INTEREST      AMOUNT PAID      UNPAID       NOTATION
   DATE      RATE ADVANCE      AMOUNT OF        RATE        OR PREPAID      PRINCIPAL     MADE BY
   MADE                         ADVANCE                                      AMOUNT
----------  ---------------   -----------    ----------    -------------  ------------   ---------


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

                                                                       EXHIBIT B

                         [FORM OF CUSTODIAL AGREEMENT]

                            [distributed separately]

/

                                                                       EXHIBIT C

                    [FORM OF OPINION OF COUNSEL TO BORROWER]

                                     (date)

Morgan Guaranty Trust Company of New York
60 Wall Street
New York, NY 10260

Dear Sirs and Mesdames:

     You have requested [our] [my] opinion, as counsel to CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), with respect to certain matters in connection with that certain Master Loan and Security Agreement, dated as of May 15, 1998 (the "Loan and Security Agreement"), by and between the Borrower and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Lender"), being executed contemporaneously with a Committed Advance Note dated May 15, 1998 from the Borrower to the Lender (the "Committed Advance Note"), an Uncommitted Advance Note dated May 15, 1998 from the Borrower to the Lender (the "Uncommitted Advance Note"; together with the Committed Advance Note, the "Notes"), a Custodial Agreement, dated as of May 15, 1998 (the "Custodial Agreement"), by and among the Borrower, LaSalle National Bank (the "Custodian"), and the Lender. Capitalized terms not otherwise defined herein have the meanings set forth in the Loan and Security Agreement.

            [We] [I] have examined the following documents:

            1.   the Loan and Security Agreement;

            2.   the Notes;

            3.   Custodial Agreement;

            4. unfiled copies of the financing statements listed on Schedule 1 (collectively, the "Financing Statements") naming the Borrower as Debtor and the Lender as Secured Party and describing the Collateral (as defined in the Loan and Security Agreement) as to which security interests may be perfected by filing under the Uniform Commercial Code of the States listed on Schedule 1 (the "Filing Collateral"), which I understand will be filed in the filing offices listed on Schedule 1 (the "Filing Offices");

            5. the reports listed on Schedule 2 as to UCC financing statements (collectively, the "UCC Search Report"); and

            6. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

     To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Borrower contained in the Loan and Security Agreement. [We]

[I] have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

     Based upon the foregoing, it is [our] [my] opinion that:

     1. The Borrower is a Georgia corporation duly organized, validly existing and in good standing under the laws of Georgia and is qualified to transact business in, and is in good standing under, the laws of the state of Georgia.

     2. The Borrower has the corporate power to engage in the transactions contemplated by the Loan and Security Agreement, the Notes, and the Custodial Agreement and all requisite corporate power, authority and legal right to execute and deliver the Loan and Security Agreement, the Notes, and the Custodial Agreement and observe the terms and conditions of such instruments. The Borrower has all requisite corporate power to borrow under the Loan and Security Agreement and to grant a security interest in the Collateral pursuant to the Loan and Security Agreement.

     3. The execution, delivery and performance by the Borrower of the Loan and Security Agreement, the Notes, and the Custodial Agreement, and the borrowings by the Borrower and the pledge of the Collateral under the Loan and Security Agreement have been duly authorized by all necessary corporate action on the part of the Borrower. Each of the Loan and Security Agreement, the Notes and the Custodial Agreement have been executed and delivered by the Borrower and are legal, valid and binding agreements enforceable in accordance with their respective terms against the Borrower, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Lender's security interest in the Assets.

     4. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body is required on the part of the Borrower for the execution, delivery or performance by the Borrower of the Loan and Security Agreement, the Notes and the Custodial Agreement or for the borrowings by the Borrower under the Loan and Security Agreement or the granting of a security interest to the Lender in the Collateral, pursuant to the Loan and Security Agreement.

     5. The execution, delivery and performance by the Borrower of, and the consummation of the transactions contemplated by, the Loan and Security Agreement, the Notes and the Custodial Agreement do not and will not (a) violate any provision of the Borrower's charter or by-laws, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Borrower of which I have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have knowledge (after due inquiry) to which the Borrower is a party or by which it is bound or to which it is subject, or (except for the Liens created pursuant to the Loan and Security Agreement) result in the creation or imposition of any Lien upon any Property of the Borrower pursuant to the terms of any such agreement or instrument.

     6. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against the Borrower which, in [our] [my] judgment, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in the properties, business or financial condition, or prospects of the Borrower or in any material impairment of the right or ability of the Borrower to carry on its business substantially as now conducted or in any material liability on the part of the Borrower or which would draw into question the validity of the Loan and Security Agreement, the Notes, the Custodial Agreement or the Assets or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be reasonably likely to impair materially the ability of the Borrower to perform under the terms of the Loan and Security Agreement, the Notes, the Custodial Agreement or the Assets.

     7. The Loan and Security Agreement is effective to create, in favor of the Lender, a valid security interest under the Uniform Commercial Code in all of the right, title and interest of the Borrower in, to and under the Collateral as collateral security for the payment of the Secured Obligations (as defined in the Loan and Security Agreement), except that (a) such security interests will continue in Collateral after its sale, exchange or other disposition only to the extent provided in Section 9-306 of the Uniform Commercial Code, (b) the security interests in Collateral in which the Borrower acquires rights after the commencement of a case under the Bankruptcy Code in respect of the Borrower may be limited by Section 552 of the Bankruptcy Code.

     8. When the Asset Documents are delivered to the Custodian, endorsed in blank by a duly authorized officer of the Borrower, the security interest referred to in paragraph 7 above in the Asset Documents will constitute a fully perfected first priority security interest in all right, title and interest of the Borrower therein, in the Assets evidenced thereby and in the Borrower's interest in the related Mortgaged Property.

     9. (a) Upon the filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 1 attached hereto, the security interests referred to in paragraph 8 above will constitute fully perfected security interests under the Uniform Commercial Code in all right, title and interest of the Borrower in, to and under such Collateral, which can be perfected by filing under the Uniform Commercial Code.

        (b) The UCC Search Report sets forth the proper filing offices and the proper debtors necessary to identify those Persons who have on file in the jurisdictions listed on Schedule 1 financing statements covering the Filing Collateral as of the dates and times specified on Schedule 2. Except for the matters listed on Schedule 2, the UCC Search Report identifies no Person who has filed in any Filing Office a financing statement describing the Filing Collateral prior to the effective dates of the UCC Search Report.

     10. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located.

     11. The Borrower is duly registered as a mortgage lender in each state in which Mortgage Loans or Mezzanine Loans were originated to the extent such registration is required by applicable law, and has obtained all other licenses and governmental approvals in each jurisdiction to the extent that the failure to obtain such licenses and approvals would render any Mortgage Loan or Mezzanine Loan unenforceable or would materially and adversely affect the ability of the Borrower to perform any of its obligations under, or the enforceability of, the Loan Documents.

     12. Assuming that all other elements necessary to render an Asset legal, valid, binding and enforceable were present in connection with the execution, delivery and performance of each Asset Document (including completion of all Asset Documents fully, accurately and in compliance with all applicable laws, rules and regulations) and assuming further that no action was taken in connection with the execution, delivery and performance of each Asset (including in connection with the sale of the related Mortgaged Property) that would give rise to a defense to the legality, validity, binding effect and enforceability of such Asset, nothing in the forms of such Asset Documents, as attached hereto as Exhibit A, would render such Asset other than legal, valid, binding and enforceable.

     13. Assuming their validity, binding effect and enforceability in all other respects (including completion of all Asset Documents fully, accurately and in compliance with all applicable laws, rules and regulations), the forms of Asset Documents attached hereto as Exhibit A are in sufficient compliance with ________ law and Federal consumer protection laws so as not to be rendered void or voidable at the election of the Obligor thereunder.



                                    Very truly yours,

                                                                       EXHIBIT D

                     FORM OF NOTICE OF BORROWING AND PLEDGE

                                 [insert date]

Morgan Guaranty Trust Company of New York
60 Wall Street
New York, NY 10260
Attention:  Mr. Clive Bull

      Notice of Borrowing and Pledge No.:_____________________

Ladies/Gentlemen:

     Reference is made to the Master Loan and Security Agreement, dated as of May 15, 1998 (the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), between Chastain Capital Corporation (the "Borrower") and Morgan Guaranty Trust Company of New York (the "Lender").

     In accordance with Section 2.05(a) of the Loan Agreement, the undersigned Borrower hereby requests that you, the Lender, make Advances to us based on the following criteria:

            1) Commitment Designation (Check one):

                              _____ Committed Advance

                              _____ Uncommitted Advance

            2) Requested Advance Amount:  $_____________________

            3) Requested Funding Date:    _________________, 199__

            4) Type of Advance (Check one):

                              _____ LIBOR Advance

                              _____ Base Rate Advance

            5) Interest Period (LIBOR Advances only) (Check one):

                              _____ one-month

                              _____ two-month

                              _____ three-month

            6) Class of Advance (Check one):

                              _____ Class M-1 Advance

                              _____ Class M-2 Advance

                              _____ Class M-3 Advance

                              _____ Class ML Advance

                              _____ Class RE Advance

                              _____ Class S-B Advance

                              _____ Class S-BB Advance

                              _____ Class S-IO Advance

            7) Wet-Ink Advance: Yes _____; No _____.

            8) In connection with this Advance we shall pledge to you as Collateral the Assets set forth on the Asset Schedule attached hereto, designating which Assets, if any, shall be Wet-Ink Mortgage Loans.

            The Borrower hereby certifies, as of such Funding Date, that:

           (a) no Default or Event of Default has occurred and is continuing on the date hereof nor will occur after giving effect to such Advance as a result of such Advance;

           (b) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of such date (in the case of the representations and warranties in respect of Mortgage Loans, solely with respect to Mortgage Loans being included the Borrowing Base on the Funding Date) as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

           (c) the Borrower is in compliance with all governmental licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions.

                                    Very truly yours,

                                    CHASTAIN CAPITAL CORPORATION

                                    By:_______________________
                                        Title:
                                        Title:

                                                                      SCHEDULE I
                                               TO NOTICE OF BORROWING AND PLEDGE

                         ASSETS PROPOSED TO BE PLEDGED
                           TO LENDER ON FUNDING DATE

                            [attach Asset Schedule]

                                                                       EXHIBIT E

                            UNDERWRITING GUIDELINES

                                                                       EXHIBIT F

                             Intentionally omitted

                                                                       EXHIBIT G

                       FORM OF BORROWING BASE CERTIFICATE

                          [TO BE PROVIDED BY LENDER ]